BOND FUNDS ANNUAL REPORT

                            Year Ended March 31, 1998





                         A FAMILY OF 100% NO-LOAD FUNDS
                         ------------------------------

                                MONEY MARKET FUND

                         U.S. GOVERNMENT SECURITIES FUND

                                    BOND FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND





                            [LOGO] SIT(SM) MUTUAL FUNDS
                                           THE INVESTMENT IS MUTUAL.(SM)

                                SIT MUTUAL FUNDS
                            BOND FUNDS ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                        PAGE

        Chairman's Letter.............................................    2

        Performance Summary...........................................    4

        Fund Reviews and Portfolios of Investments

                 Money Market Fund....................................    6

                 U.S. Government Securities Fund......................   10

                 Bond Fund............................................   14

                 Tax-Free Income Fund.................................   18

                 Minnesota Tax-Free Income Fund.......................   32

        Notes to Portfolios of Investments............................   41

        Statements of Assets and Liabilities..........................   42

        Statements of Operations......................................   43

        Statements of Changes in Net Assets...........................   44

        Notes to Financial Statements.................................   46

        Financial Highlights..........................................   50

        Independent Auditors' Report  ................................   55

        Results of the Shareholder Meeting ...........................   56

        Federal Income Tax Information ...............................   58


         This document must be preceded or accompanied by a Prospectus.

                         A LOOK AT THE SIT MUTUAL FUNDS

      Sit Mutual Funds is managed by Sit Investment Associates, Inc. Sit Investment was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment currently manages more than $5.9 billion as of March 31, 1998, for some of America's largest corporations, foundations and endowments.

      Sit Mutual Funds is comprised of thirteen 100% NO-LOAD funds. 100% NO-LOAD means that the funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

      Some of the other features include:

            *     Free telephone exchange
            *     Dollar-cost averaging through automatic investment plan
            *     Electronic transfer of funds for purchases and redemptions
            *     Free check-writing privileges on bond funds
            *     Retirement accounts including IRAs, Keoghs and 401(k) Plans


                                   [GRAPHIC]
                              SIT FAMILY OF FUNDS


STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation       appreciation
                                         and income


MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                  TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                              GROWTH

SIT MUTUAL FUNDS
CHAIRMAN'S LETTER - YEAR ENDED MARCH 31, 1998

[PHOTO]

Dear Fellow Shareholders:

      U.S. interest rates declined steadily during the past twelve months, generating strong returns for fixed income assets. Long-term bond yields reached new lows in January 1998, reflecting continued expectations for moderating economic activity and low inflation. Despite positive inflation reports, the possibility of tighter monetary policy exists unless the economy slows to a more sustainable rate of growth.

Economic Overview

      The domestic economy continues to exhibit robust growth. Despite a -2.2% impact from net exports, real GDP growth for the first calendar quarter of 1998 advanced at a +4.2% annual rate due to continued strength in the consumer sector and in capital spending which increased +17.6%. Consumer spending increased +5.7% during the quarter, reflecting healthy personal income growth and near-record consumer confidence. The unemployment rate remained low, declining to 4.3% in April. Consumers also benefited from low interest rates which contributed to heavy mortgage refinancing in recent months. With buyers having extra money to spend, April auto sales rose +6.3%. Despite a backup in mortgage rates, continued favorable economic fundamentals bode well for continued strength in the housing sector. The manufacturing sector continued to expand as well, but at a slower pace. Several indicators showed signs of moderation during first quarter 1998, including industrial production which grew only at a +0.9% rate and factory orders which declined at a -3.1% rate, we expect economic growth to moderate to a more sustainable +3.3% for calendar year 1998 compared to +3.8% in 1997 probably reflecting the Asian drag.

      Capital gains from the strong stock market have contributed to higher-than-expected tax receipts. Thus, estimates of the federal government's fiscal 1998 budget surplus, its first since 1969, have now increased to as large as $63 billion. The good news only serves to intensify the debate on what to do with surplus funds, and there are deep political divisions on the subject. Many Republicans want bigger tax cuts, while President Clinton continues to assert that any surpluses be left untouched until the Social Security system is fixed. Through the first half of the federal fiscal year, the budget deficit stands at $69.9 billion, a $41.3 billion improvement over last year. As a result of these trends, the Treasury Department intends to pay off a record $110 billion of government debt in the third quarter, eliminate its 3-year note offering after May, and shift the current monthly auction of 5-year notes to a quarterly basis.

      Inflation continues to remain remarkably restrained. The Producer Price Index (PPI) dropped -0.3% in March, its fifth consecutive monthly decline and was down -1.8% year over year. The Consumer Price Index (CPI) was flat in March and increased +1.4% year over year. The Fed's latest Beige Book reaffirmed that import competition, primarily from Asian countries, is one factor keeping goods prices in check. However, labor costs remains one area of concern. The Employment Cost Index (ECI) rose +0.7% in the first quarter of 1998, for a year-over-year gain of +3.3%. This rate was slower than in recent quarters and much less than expected, with surprisingly less pressure from benefit costs. While labor costs currently remain under reasonable control, it is an area where future inflation is most likely to be ignited. We expect that inflation at the consumer level will remain below +2.0% during 1998.

      The Federal Reserve's G-10 trade-weighted U.S. dollar exchange rate increased in an uneven pattern as the year progressed but trended slightly downward at the end of April, reflecting growing optimism over the latest Japanese stimulus package and on European Monetary Union. Europe's new currency, the euro, began trading on May 4th with an unofficial "gray market" being offered by several leading U.S. and European banks. The dollar exchange rate is near the high end of its 10-year historical range but remains within the trading range important to maintain U.S. trade competitiveness. According to the International Institute for Management Development (IMD), which assesses competitiveness based on a combination of factors, the U.S. remains far ahead of other countries for the seventh year in a row.

      For weeks, Federal Reserve officials have suggested that the U.S. economy is growing too fast and that unless it slows on its own, they would be forced to raise short-term interest rates. Given the strength of the economy, the odds have increased to 50-50 that the Fed will raise short-term interest rates at its next FOMC meeting on May 19. Despite the reported strength in the economy, inflation remains benign, as competitive pressures appear to be keeping most goods prices under control. While the domestic economy is currently demonstrably strong, the main impacts from the Asian turmoil still lie ahead. As a result, it seems likely that the U.S. economy will exhibit slower growth as 1998 progresses, precluding the need for Fed tightening. If the Fed does tighten, however, it will simply serve to accelerate the forces of moderation.

Strategy Summary

      We expect economic growth to moderate and that bond yields will remain in the same relatively narrow range as they have in recent weeks. Our expectation is for 30-year Treasury bonds to range approximately between 5.75% to 6.25% during the year. In this environment, interest income is anticipated to be the primary factor of portfolios' total returns in the months ahead. Our taxable bond strategies are focused on seasoned mortgage pass-through securities that provide high levels of interest income. Taxable bond portfolio durations are being maintained slightly shorter than their relevant benchmarks.

      Heavy supply has caused municipal bond yields to rise in recent weeks. The relative yield of long municipal bonds to long Treasury bonds has increased to over 90% and is at its cheapest level since 1995 when concerns over tax reform caused the ratio to rise to almost 94%. The volume of new issuance is approximately 40% higher year to date over one year ago due to increased advance refunding activity and new issuance by municipalities that are now funding capital projects that were deferred when the economy was less buoyant. In addition, the forward calendar includes a large volume of bonds to be issued by municipal power authorities to address their need for financial restructuring. Thus, we expect heavy supply conditions to persist in the near term. Also noteworthy is that advance refunding activity has increased the supply on intermediate municipals, causing a slight flattening of the municipal yield curve. In municipal portfolios, we remain focused on sector and security selection. With the flattening of the yield curve, the incremental income provided by longer maturity bonds has been reduced. In addition, the relative yield spreads for lower rated credits remains narrow. Thus, we are seeking opportunities to shorten portfolio maturities slightly or improve credit quality without giving up much income.

      We appreciate your interest and investment in Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.

Sincerely,


/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer
May 12, 1998

SIT MUTUAL FUNDS
YEAR ENDED MARCH 31, 1998  PERFORMANCE SUMMARY - BOND FUNDS

                               BOND MARKET REVIEW

      The Federal Reserve kept monetary policy steady over the past year after its last 0.25% tightening on March 25, 1997. The Fed implemented a tightening bias in May 1997 and shifted to a neutral bias in December due to uncertainties surrounding Asia. 3-month Treasury bill yields declined from 5.33% to 5.13% during the fiscal year ended March 31, 1998 and ranged between 4.84% and 5.47%.

      With continued positive inflation news and the concerns over Asia, longer term taxable bond yields fell steadily through early January and remained in a narrow range since then. The 30-year Treasury bond yield decreased from 7.08% to 5.94% during the year and reached an historic low of 5.69% on January 12th, breaking through its previous low of 5.79% on October 15, 1993. Bond markets provided strong returns for the year with the decline in interest rates. Long duration corporates, which benefited from continued narrowing incremental yield spreads, performed best. Mortgage returns were also strong as higher income returns offset the weaker price performance that resulted from increased prepayment concerns and the sector's shorter duration. The asset-backed sector lagged due to its shorter duration.

      Municipal bond yields declined in a similar pattern. The Bond Buyer 40-Bond Index yield decreased from 5.95% to 5.27% during the year and reached 5.10% on January 15th, breaking through its prior low of 5.34% on October 15, 1993. Municipal indices posted strong returns last year but underperformed taxable bond indices due to their lower income returns and lagging price appreciation. The relative yield ratio of long municipals to long Treasury bonds has risen from 84% to 89% since last fall. Hospitals remained the top performing revenue sector, benefiting from continued advance refunding activity and continued demand which caused incremental yield spreads to narrow further. Housing bonds, with their characteristic price stability, lagged during the rally.

      Security selection remains a strong component of the attractive returns earned by the Sit Bond Funds during the past year. These results were achieved consistent with the Funds' dual objectives of high income and principal stability.



                                      1989    1990
                                      ----    ----
SIT MONEY MARKET FUND                 ----    ----

SIT U.S. GOV'T. SECURITIES FUND      11.04%  10.97%

SIT BOND FUND                         ----    ----

SIT TAX-FREE INCOME FUND              8.38    7.29

SIT MINNESOTATAX-FREE
     INCOME FUND                      ----    ----

U.S. TREASURY BILL                     8.73   8.04
LEHMAN INTER. GOVERNMENT BOND INDEX   12.68   9.56
LEHMAN AGGREGATE BOND INDEX           14.53   8.96
LEHMAN 5-YEAR MUNICIPAL BOND INDEX     9.07   7.70
SIT INVESTMENT RESERVE FUND            8.53   7.59
  (Inception date 1/25/85. Converted to Sit Money Market Fund on 11/1/93.)

                                     NASDAQ
                                     SYMBOL   INCEPTION
                                     ------   ---------
SIT MONEY MARKET FUND                 SNIXX   11/01/93
SIT U.S. GOV'T. SECURITIES FUND       SNGVX   06/02/87
SIT BOND FUND                         SIBOX   12/01/93
SIT TAX-FREE INCOME FUND              SNTIX   09/29/88
SIT MINNESOTA TAX-FREE INCOME FUND    SMTFX   12/01/93

3-MONTH U.S. TREASURY BILL                    11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX           05/31/87
LEHMAN AGGREGATE BOND INDEX                   11/30/93
LEHMAN 5-YEAR MUNICIPAL BOND INDEX            09/30/88

(1)  Period from Fund inception through calendar year-end.
(2) Based on the last 12 monthly distributions of net investment income and average NAV as of 3/31/98.
(3) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.62%, 7.95%, 8.57% and 9.08%, respectively.
     (Assumes the maximum Minnesota tax bracket of 8.5%.)
(4) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 6.53%, 6.81%, 7.34% and 7.78%, respectively. (Income subject to state tax, if any.)

 TOTAL RETURN - CALENDAR YEAR

                                                                         YIELD
                                                                YTD      AS OF   DISTRIBUTION
 1991    1992      1993         1994    1995    1996    1997    1998    3/31/98    RATE (2)
 ----    ----      ----         ----    ----    ----    ----    ----    ---------------------
 ----    ----      0.46% (1)    3.84%   5.58%   5.08%   5.22%   1.27%   5.20%(6)

12.87%   5.43%     7.34         1.77   11.50    4.99    8.19    1.39    5.61        5.93%

 ----    ----      0.34 (1)    -1.31   16.83    4.25    9.44    1.18    5.43        6.35

 9.25    7.71     10.42        -0.63   12.86    5.69    9.87    1.45    4.70(4)     5.30


 ----    ----      1.60 (1)     0.63   11.90    5.89    8.19    1.18    5.02(3)     5.31

 5.72    3.56      3.13         4.47    5.98    5.27    5.32    1.30
14.11    6.93      8.17        -1.75   14.41    4.06    7.72    1.51
16.00    7.40   9.75/0.54 (1)  -2.92   18.47    3.63    9.65    1.56
11.41    7.62      8.73        -1.28   11.65    4.22    6.38    1.16
 6.14    3.81      2.34 (5)

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE
        TOTAL RETURN                     PERIODS ENDED MARCH 31, 1998
    QUARTER      SIX MONTHS                                            SINCE
 ENDED 3/31/98  ENDED 3/31/98    1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION
 ----------------------------    ---------------------------------------------
     1.27%           2.60%         5.29%   5.25%    ----    ----        4.86%
     1.39            3.36          9.70    7.68     6.42%   7.86%       8.22
     1.18            3.31         11.22    8.96     ----    ----        6.91
     1.45            4.18         10.69    8.41     7.24    ----        7.79
     1.18            3.92          9.07    7.48     ----    ----        6.73

     1.30            2.63          5.31    5.40     ----    ----        5.15
     1.51            3.76          9.38    7.72     5.93    7.96        8.06
     1.56            4.55         11.99    9.18     ----    ----        6.89
     1.16            2.87          7.64    6.36     5.54    ----        7.03

(5) Period January 1, 1993, through October 31, 1993, at which time the Fund converted to the Sit Money Market Fund.
(6) Figure represents 7-day compound effective yield. The 7-day simple yield as of 3/31/98 was 5.08%.


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MONEY MARKET FUND REVIEW
YEAR ENDED MARCH 31, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
PAUL J. JUNGQUIST, CFA
    PORTFOLIO MANAGER

      The Sit Money Market Fund provided investors with a +5.29% return for the year ended March 31, 1998 compared to a +4.96% average return for the Lipper Analytical Services' Money Market Fund universe. The Fund's performance ranked 49th of 308 funds in its Lipper peer group category for the twelve month period. The Fund's annual return of +4.86% since inception ranks 47th out of 205 funds in the Lipper Money Market Average category (10/31/93). As of March 31, 1998, the Fund's 7-day compound yield was 5.20% and its average maturity was 28 days compared to 4.74% and 27 days, respectively, as of one year ago.

      The Federal Reserve Board maintained the federal funds rate at 5.50% for the entire fiscal year. Three-month Treasury bill yields were confined to a narrow range over the past twelve months. After bottoming at 4.84% in early June of 1997, Treasury bill yields rose to a high of 5.47% during December of 1997 as expectations for Fed tightening increased. Current yield levels imply that the market is expecting no policy change by the Fed in the second or third quarter of 1998. Strong economic growth and signs of incipient wage inflation are offset by the Asian crisis and reduced financing needs by the Treasury. Accordingly, the Fund will take advantage of current yield levels and maintain the average maturity of the portfolio in a range of 20 to 40 days in anticipation of no near-term change in policy by the Fed.

      The Fund has produced competitive returns by focusing on credit research and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As economic activity continues to be strong, we do not foresee a significant impact on the short-term creditworthiness of top tier commercial paper issuers in general. Consumer finance companies may experience continued pressure, however, as consumer credit exposure continues at relatively high levels and substantial consolidation is occurring in the financial services sector. We will monitor the Fund's permissible credits in this industry particularly closely. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top tier credits in the technology, capital goods and consumer non-durable sectors.

                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in a diversified portfolio of high quality short-term debt instruments. The Fund seeks to maintain a stable net asset value of $1.00 per share. However, there is no assurance of a constant share price.

      An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/98:  $1.00 Per Share
                                  3/31/97:  $1.00 Per Share

                         Total Net Assets:  $43.11 Million


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                            U.S. Government    28.4

                        Diversified Finance    19.0

                      Consumer Loan Finance    16.3

                  Captive Equipment Finance    13.9

                       Captive Auto Finance    9.7

                      Consumer Non-Durables    6.9

                 Other Assets & Liabilities    5.8

                          AVERAGE ANNUAL TOTAL RETURNS*                    CUMULATIVE TOTAL RETURNS*
                    -----------------------------------------     ------------------------------------------
                     Money     Lipper Money     U.S. Treasury      Money      Lipper Money     U.S. Treasury
                    Market        Market            Bill          Market         Market            Bill
                     Fund         Average         (3-Month)        Fund          Average         (3-Month)
                    -----------------------------------------     ------------------------------------------
3 Months            1.27%          1.20%            1.30%          1.27%           1.20%           1.30%
  (unannualized)
1 Year              5.29           4.96             5.31           5.29            4.96            5.31
3 Year              5.25           5.01             5.40          16.60           15.78           17.09
Inception           4.86           4.65             5.15          23.32           22.22           24.81
  (11/1/93)

* As of 3/31/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE U.S. TREASURY BILL. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

           3 MONTH U.S                                   SIT MONEY
       TREASURY BILL INDEX                               MARKET FUND

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 3/31/98 would have grown to $12,332 in the Fund or $12,481 in the 3-Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                                (% of Net Assets)
                  AS RATED BY MOODY'S, DUFF & PHELPS AND FITCH

                              First Tier Securities
                                      100%

                                  [PIE CHART]

                          First Tier Securities    100%
                          Second Tier Securities     0%

SIT MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                     MARKET VALUE (1)
-----------------------------------------------------------------------
COMMERCIAL PAPER (89.6%) (2)
  CAPITAL GOODS (3.3%)
   1,400,000        Deere & Co., 5.53%, 4/9/98               $1,398,283
                                                            -----------

  CAPTIVE AUTO FINANCE (9.7%)
                    Ford Motor Credit Corp.:
     700,000              5.53%, 4/8/98                         699,254
     700,000              5.55%, 5/7/98                         696,150
                    General Motors Acceptance Corp.:
     235,000              5.52%, 4/6/98                         234,822
     530,000              5.55%, 5/13/98                        526,599
     650,000              5.58%, 6/12/98                        642,837
                    Toyota Motor Credit Corp.:
     440,000              5.56%, 5/21/98                        436,639
     450,000              5.56%, 6/2/98                         445,737
     500,000              5.57%, 6/15/98                        494,271
                                                            -----------
                                                              4,176,309
                                                            -----------

  CAPTIVE EQUIPMENT FINANCE (13.9%)
                    Caterpillar Finance, Inc.:
     500,000              5.55%, 6/24/98                        493,618
     750,000              5.55%, 7/17/98                        737,851
                    IBM Credit Corp.:
     500,000              5.48%, 4/24/98                        498,269
     300,000              5.54%, 5/6/98                         298,399
     600,000              5.54%, 5/20/98                        595,525
                    John Deere Capital Corp.:
     500,000              5.57%, 4/10/98                        499,307
     400,000              5.58%, 4/13/98                        399,261
     500,000              5.55%, 6/1/98                         495,349
     600,000        Pitney Bowes Credit Corp.,
                          5.52%, 4/24/98                        597,892
                    Xerox Credit Corp.:
   1,000,000              5.50%, 4/23/98                        996,685
     400,000              5.52%, 6/11/98                        395,701
                                                            -----------
                                                              6,007,857
                                                            -----------

  CAPTIVE OIL FINANCE (3.1%)
                    Chevron Oil Finance:
     400,000              5.47%, 4/3/98                         399,879
     550,000              5.53%, 4/29/98                        547,656
     400,000              5.52%, 6/8/98                         395,875
                                                            -----------
                                                              1,343,410
                                                            -----------

  CONSUMER LOAN FINANCE (16.3%)
                    American Express Credit Corp.:
   1,120,000              5.54%, 4/22/98                      1,116,413
     300,000              5.55%, 5/15/98                        297,987
     320,000        American General Financial,
                          5.50%, 4/13/98                        319,421
                    Beneficial Corp.:
     645,000              5.49%, 4/17/98                        643,441
     325,000              5.55%, 4/27/98                        323,716
     470,000              5.53%, 5/5/98                         467,567
   1,065,000        Commercial Credit Corp.,
                          5.55%, 5/19/98                      1,057,204
                    Household Finance Corp.:
     465,000              5.51%, 4/15/98                        464,013
     300,000              5.55%, 5/6/98                         298,393
     661,000              5.55%, 5/29/98                        655,164
                    Norwest Financial, Inc.:
     300,000              5.51%, 4/6/98                         299,773
     750,000              5.48%, 4/21/98                        747,737
     350,000              5.52%, 5/12/98                        347,820
                                                            -----------
                                                              7,038,649
                                                            -----------

  CONSUMER NON-DURABLES (6.9%)
                    Coca Cola Co.:
     340,000              5.45%, 4/7/98                         339,693
     900,000              5.49%, 4/20/98                        897,411
     266,000              5.55%, 5/11/98                        264,374
                    Walt Disney Co.:
   1,000,000              5.48%, 5/22/98                        992,322
     500,000              5.50%, 6/4/98                         495,164
                                                            -----------
                                                              2,988,964
                                                            -----------

  DIVERSIFIED FINANCE (19.0%)
                    Associates Corp. N.A.:
     450,000              5.54%, 4/30/98                        448,017
     490,000              5.55%, 5/15/98                        486,706
     500,000              5.56%, 5/27/98                        495,722
                    Avco Financial Services, Inc.:
   1,000,000              5.50%, 4/28/98                        995,897
     300,000              5.59%, 5/14/98                        298,018
                    CIT Group Holdings, Inc.:
     500,000              5.49%, 4/3/98                         499,849
     266,000              5.49%, 4/7/98                         265,759
     215,000              5.55%, 4/16/98                        214,506

-----------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                     MARKET VALUE (1)
-----------------------------------------------------------------------
     400,000              5.53%, 6/3/98                        $396,171
                    General Electric Capital Corp.:
     300,000              5.52%, 4/16/98                        299,316
     500,000              5.57%, 5/4/98                         497,470
     500,000              5.58%, 5/8/98                         497,163
     500,000              5.58%, 6/9/98                         494,720
                    General Electric Capital Services:
     400,000              5.48%, 4/2/98                         399,940
     500,000              5.57%, 6/5/98                         495,035
                    Transamerica Finance Corp.:
     660,000              5.50%, 4/15/98                        658,599
     750,000              5.55%, 4/23/98                        747,475
                                                            -----------
                                                              8,190,363
                                                            -----------

  ENERGY (1.9%)
                    Texaco, Inc.:
     500,000              5.48%, 4/1/98                         500,000
     300,000              5.50%, 4/20/98                        299,137
                                                            -----------
                                                                799,137
                                                            -----------

  INSURANCE (4.6%)
     900,000        American Family Financial,
                          5.57%,  4/14/98                       898,232
                    American General Corp.:
     300,000              5.50%, 4/13/98                        299,457
     556,000              5.57%, 5/1/98                         553,442
     250,000              5.56%, 5/11/98                        248,469
                                                            -----------
                                                              1,999,600
                                                            -----------

  RETAIL (3.2%)
                    Sears Roebuck & Co.:
     300,000              5.60%, 5/19/98                        297,784
     550,000              5.57%, 5/26/98                        545,370
     550,000              5.59%, 6/10/98                        544,097
                                                            -----------
                                                              1,387,251
                                                            -----------

  TECHNOLOGY/BUSINESS EQUIPMENT (3.2%)
                    International Business Machines Corp.:
     350,000              5.55%, 5/11/98                        347,861
     450,000              5.56%, 5/18/98                        446,769
     600,000              5.54%, 5/28/98                        594,793
                                                            -----------
                                                              1,389,423
                                                            -----------

  UTILITIES (4.5%)
                    BellSouth Telecommunications, Inc.:
     300,000              5.49%, 4/2/98                         299,954
     800,000              5.48%, 4/9/98                         799,035
     330,000              5.53%, 4/21/98                        328,992
     500,000        SBC Communications,
                          5.53%, 4/27/98                        498,021
                                                            -----------
                                                              1,926,002
                                                            -----------
Total commercial paper
 (cost:  $38,645,248)                                        38,645,248
                                                            -----------

U.S. GOVERNMENT SECURITIES (28.4%) (2)
  11,257,000        FHLB Disc. Note,
                          5.75%, 4/1/98                      11,257,000
   1,000,000        FHLMC Disc. Note,
                          5.48%, 4/30/98                        995,618
                                                            -----------

 (cost:  $12,252,618)                                        12,252,618
                                                            -----------
Total investments in securities
 (cost:  $50,897,866) (6)                                   $50,897,866
                                                            ===========

See accompanying notes to portfolios of investments on page 41.

SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
YEAR ENDED MARCH 31, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
BRYCE A, DOTY, CFA
    PORTFOLIO MANAGER

      The Sit U.S. Government Securities Fund provided investors a +9.70% return for the past 12 months compared to a +9.38% return for its benchmark, the Lehman Intermediate Government Bond Index. As of March 31, 1998, the Fund's 30-day SEC yield was 5.61% and the Fund's 12-month distribution rate was 5.93%. Morningstar rated the Fund #1 of 84 short-term bond funds in their latest Short-Term Government Overview (1/23/98) in the Best 5-Year Return category. The Fund was rated #2 for Highest 5-Year Morningstar Rating category for its combined low risk and high return characteristics and #4 in the Lowest 5-Year Morningstar Risk category.

      The Fund's traditionally high income return was enhanced by significant price appreciation from its longer duration U.S. Treasury and CMO holdings. Interest rates declined over the past 12 months. Specifically, the yield on the five-year maturity U.S. Treasury dropped -1.14% over the past 12 months.

      Activity for the year involved investing cash flow in U.S. Treasuries and agency pass-through securities as the Fund enjoyed growth of approximately $30 million. The U.S. Treasuries that were purchased early in the fiscal year had long durations that appreciated the greatest in price of all the Fund's holdings. The agency pass-throughs were purchased, particularly in the first quarter of 1998, to take advantage of the widening yield spreads in mortgages due to increased prepayment concerns. The pass-through securities that were purchased are high coupon seasoned single family and mobile home loans that have relatively stable prepayments and offer a high level of interest income. The Fund's duration was maintained slightly longer than that of its benchmark, the Lehman Intermediate Government Bond Index, for most of the past 12 months. Once interest rates declined, the Fund shortened its duration to slightly less than that of its benchmark.

      We expect economic growth to moderate and continued low inflation over the near term resulting in stable interest rates. This outlook adds increased importance to the Fund's continued emphasis on interest income.


                       INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to provide high current income and safety of principal. The Fund invests solely in securities issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

      Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

                 Net Asset Value 3/31/98:  $10.63 Per Share
                                 3/31/97:  $10.28 Per Share

                        Total Net Assets:  $103.87 Million

                        30-Day SEC Yield:   5.61%
              12-Month Distribution Rate:   5.93%
                        Average Maturity:  14.8 Years
                      Effective Duration:   2.7 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                             GNMA Pass-Through    57.0

                                 U.S. Treasury    15.7

           Collateralized Mortgage Obligations    12.3

                             FNMA Pass-Through     8.6

                            FHLMC Pass-Through     3.1

                       Closed-End Mutual Funds     0.7

                    Other Assets & Liabilities     2.6

                           AVERAGE ANNUAL TOTAL RETURNS*                      CUMULATIVE TOTAL RETURNS*
                   --------------------------------------------     ---------------------------------------------
                   U.S. Gov't.       Lipper       Lehman Inter.     U.S. Gov't.        Lipper        Lehman Inter.
                   Securities      U.S. Gov't.     Gov't. Bond      Securities       U.S. Gov't.       Bond Fund
                      Fund        Fund Average        Index            Fund         Fund Average         Index
                   --------------------------------------------     ---------------------------------------------
3 Months              1.39%           1.29%           1.51%            1.39%             1.29%            1.51%
  (unannualized)
1 Year                9.70           11.46            9.38             9.70             11.46             9.38
5 Years               6.42            5.77            5.93            36.51             32.37            33.38
10 Years              7.86            7.72            7.96           113.13            110.27           115.03
Inception             8.22            7.70            8.06           135.29            123.35           131.68
  (6/2/87)

* As of 3/31/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS. MORNINGSTAR'S PROPRIETARY RATINGS ARE OBTAINED FROM MORNINGSTAR, INC. AND REFLECT HISTORICAL RISK ADJUSTED PERFORMANCE.


                                GROWTH OF $10,000

        SIT U.S. GOV'T                                LEHMAN INTER. GOV'T
       SECURITIES FUND                                     BOND FUND

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 3/31/98 would have grown to $23,529 in the Fund or $23,168 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                  [BAR CHART]

                 The Adviser's estimates of the dollar weighted
                average life of the portfolio's securities, which
                     may vary from their stated maturities.

                              YEARS

                              0-1             2.6%
                              1-5            80.2%
                              5-10           10.9%
                              10-20           3.8%
                              20+             2.5%

SIT U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

----------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                          MARKET VALUE (1)
----------------------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (68.7%) (2)
     FEDERAL HOME LOAN MORTGAGE CORPORATION (3.1%):
      99,313               8.50%, 1/1/17                        $104,102
      26,372               8.75%, 12/1/01                         27,157
     283,252               9.00%, 12/1/05                        294,920
      72,632               9.00%, 1/1/06                          75,621
     558,995               9.00%, 10/1/16                        591,880
     673,121               9.00%, 4/15 - 6/1/17                  712,640
     247,196               9.50%, 6/1 - 9/1/16                   262,830
     241,150               9.50%, 6/1 - 9/1/17                   256,595
     174,803               9.50%, 12/1/18                        185,884
     135,746               9.75%, 6/1/17                         145,587
     413,485               10.25%, 6/1/10                        447,698
     139,797               10.50%, 4/1 - 7/1/04                  148,141
       3,487               11.00%, 10/1/00                         3,666
                                                             -----------
                                                               3,256,721
                                                             -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.6%):
     152,096               8.875%, 3/1/17                        161,365
     163,859               9.00%, 4/1/10                         172,832
     329,874               9.00%, 1/1/17                         348,080
      74,597               9.00%, 4/1/17                          78,668
     120,728               9.00%, 9/1/17                         127,331
      88,196               9.00%, 11/1/19                         93,488
     196,611               9.00%, 9/1/20                         207,537
     802,167               9.00%, 9/1 - 11/1/21                  848,747
   1,208,347               9.00%, 2/1/25                       1,278,021
     166,764               9.25%, 4/1/12                         178,021
      81,445               9.375%, 5/1/16                         86,502
     296,412               9.50%, 1/1/11                         317,161
     451,687               9.50%, 5/1/14                         485,846
     154,933               9.50%, 4/1/16                         165,778
     906,010               9.50%, 12/1/18                        974,527
     377,520               9.50%, 4/1/20                         402,027
   2,580,155               9.50%, 9/1/20                       2,759,899
      55,308               10.00%, 3/1/11                         59,940
     153,985               10.00%, 9/1/20                        165,891
      42,304               11.00%, 4/1/14                         46,474
                                                             -----------
                                                               8,958,135
                                                             -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (57.0%) (3):
     149,950               7.50%, 3/15/07                        156,153
     390,153               7.50%, 5/15/16                        403,264
      37,928               8.00%, 7/15/03                         39,652
     206,276               8.00%, 10/15/12                       213,716
   1,582,019               8.00%, 5/15 - 6/15/16               1,641,557
     316,810               8.25%, 2/15 - 6/15/02                 329,111
     203,238               8.25%, 1/15/12                        211,152
     531,408               8.25%, 8/15/15                        552,550
     351,807               8.50%, 12/15/11                       367,528
     155,520               8.50%, 4/15/15                        160,915
     859,571               8.50%, 9/15/16                        897,804
     805,109               8.50%, 1/15/17                        840,901
     182,069               8.75%, 7/15/02                        191,642
     176,056               8.75%, 5/15/03                        185,396
     675,983               8.75%, 5/15 - 11/15/06                712,597
     269,900               8.75%, 2/15 - 3/15/07                 281,836
     182,676               8.75%, 11/15/09                       190,856
     602,360               8.75%, 6/15 - 12/15/11                629,708
   1,405,552               8.75%, 6/15 - 8/15/19               1,486,280
     142,804               9.00%, 10/15/04                       150,885
     315,367               9.00%, 4/15/06                        333,269
     246,556               9.00%, 10/15/07                       258,070
     438,054               9.00%, 10/15 - 12/15/08               468,717
     146,404               9.00%, 11/15/09                       153,433
   1,970,929               9.00%, 5/15 - 10/15/11              2,074,260
     148,775               9.00%, 1/15/12                        155,805
   2,339,568               9.00%, 4/20 - 12/20/16              2,487,757
   4,895,501               9.00%, 1/15 - 12/15/17              5,266,327
   1,768,431               9.00%, 4/15 - 10/15/18              1,882,167
   1,619,236               9.00%, 10/15 - 11/15/19             1,730,115
   2,452,960               9.00%, 1/15 - 5/15/20               2,623,621
   1,840,614               9.00%, 1/15 - 11/15/21              1,970,147
     129,608               9.00%, 6/15/22                        137,974
      50,208               9.00%, 10/15/27                        53,722
      79,445               9.25%, 4/15 - 9/15/01                  83,459
     298,982               9.25%, 3/15/05                        317,147
     190,978               9.25%, 11/15/10                       204,705
     362,354               9.25%, 11/15/11                       381,243
     204,376               9.25%, 4/15/12                        215,001
     122,260               9.50%, 1/15 - 3/15/05                 129,296
     185,014               9.50%, 1/15/06                        197,141
   2,869,788               9.50%, 6/15 - 11/15/09              3,105,180
   1,010,406               9.50%, 1/15 - 8/15/10               1,073,367
     575,880               9.50%, 1/15 - 3/15/11                 608,282
   1,077,550               9.50%, 4/15 - 12/15/16              1,157,149
   1,297,497               9.50%, 1/15 - 12/15/17              1,404,034
   1,050,527               9.50%, 5/15 - 12/15/18              1,132,202
     508,541               9.50%, 8/15/19                        547,461
   2,111,495               9.50%, 1/15 - 10/15/20              2,275,493
     204,211               9.50%, 1/15 - 8/15/21                 221,303
      96,478               9.75%, 3/15 - 10/15/99                 98,493
      46,832               9.75%, 5/15/01                         49,197
     153,116               9.75%, 11/15/02                       163,101
     127,374               9.75%, 7/15/03                        135,604
      42,855               9.75%, 3/15/04                         45,661

----------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                          MARKET VALUE (1)
----------------------------------------------------------------------------
     349,136               9.75%, 8/15/05                       $372,250
     206,051               9.75%, 2/15/06                        219,996
     154,408               9.75%, 9/15/09                        165,307
   1,973,449               9.75%, 8/15 - 12/15/10              2,113,867
     831,402               9.75%, 11/15 - 12/15/12               890,984
     189,426               10.00%, 8/15/02                       202,216
     133,822               10.00%, 5/15/04                       142,722
     827,538               10.00%, 7/15/05                       883,430
     136,215               10.00%, 1/15/06                       145,276
     154,728               10.00%, 11/15/08                      165,835
     113,617               10.00%, 5/15 - 11/15/09               122,201
     168,981               10.00%, 6/15 - 7/15/10                181,182
     119,882               10.00%, 1/15/11                       128,588
      31,861               10.00%, 9/15/16                        34,572
     188,168               10.00%, 2/20/20                       202,589
      39,378               10.25%, 11/15/00                       41,367
      64,733               10.25%, 2/15 - 4/15/01                 68,004
      70,753               10.25%, 8/15/04                        75,512
     322,843               10.25%, 7/15/05                       344,506
     140,377               10.25%, 5/15/09                       150,077
   2,543,198               10.25%, 1/15 - 8/15/12              2,729,219
     864,216               10.25%, 2/15 - 7/15/13                937,716
       3,276               10.50%, 9/15/00                         3,462
      53,877               10.50%, 9/15/01                        56,598
      75,444               10.50%, 12/15/02                       80,495
     216,227               10.50%, 6/15/09                       240,661
     115,804               10.50%, 7/15/10                       123,889
     323,598               10.50%, 8/15 - 11/15/15               352,149
     124,437               10.50%, 3/15 - 12/15/16               135,372
       2,912               10.75%, 7/15 - 10/15/98                 2,969
      23,944               10.75%, 11/15/00                       25,154
      64,816               10.75%, 9/15/03                        69,161
      95,658               10.75%, 9/15/05                       102,112
      44,650               10.75%, 1/15/10                        47,836
     174,979               10.75%, 7/15 - 8/15/11                187,343
     530,807               11.00%, 1/15 - 6/15/10                589,705
      17,834               11.00%, 7/15/13                        19,617
         203               11.25%, 4/15 - 5/15/98                    204
     181,988               11.25%, 8/15 - 12/15/00               191,182
      24,025               11.25%, 1/15/01                        25,238
      18,982               11.25%, 5/15/03                        20,252
     462,148               11.25%, 9/15 - 10/15/05               500,056
     653,134               11.25%, 6/15 - 9/15/10                722,436
   1,807,415               11.25%, 2/15 - 10/15/11             1,985,483
      23,326               11.75%, 1/15/99                        24,234
     275,932               11.75%, 5/15 - 7/15/00                289,873
     142,866               11.75%, 5/15 - 6/15/04                153,766
      53,655               12.75%, 1/15/00                        56,366
      26,327               13.25%, 10/15/99                       27,163
      37,431               13.75%, 9/15/99                        38,818
                                                            ------------
                                                              59,172,416
                                                            ------------
Total mortgage pass-through securities
   (cost: $71,384,204)                                        71,387,272
                                                            ------------
U.S. GOVERNMENT SECURITIES (15.7%) (2)
   7,000,000        U.S. Treasury Note,
                          5.875%, 2/15/00                      7,031,989
                    U.S. Treasury Coupon Strip:
   4,000,000              6.925% effective yield, 11/15/04     2,750,640
   7,500,000              5.95%  effective yield, 2/15/09      3,974,399
   9,000,000        U.S. Treasury Principal Strip,
                          7.08% effective yield, 2/15/19       2,568,599
                                                            ------------
Total U.S. government securities
   (cost: $15,703,723)                                        16,325,627
                                                            ------------
CLOSED-END MUTUAL FUNDS (0.7%) (2)
     110,700        American Gov't  Income Portfolio             747,225
                                                            ------------
   (cost: $749,546)

COLLATERALIZED MORTGAGE OBLIGATIONS (12.3%) (2)
                    Federal Home Loan Mortgage Corporation:
     213,600              1006-C, 9.15%, 10/15/20                226,922
   1,000,000              6.50%, 11/15/21                        990,963
                    Vendee Mortgage Trust:
   3,000,000              Series 1996-2 1B, 6.75%, 9/15/09     3,017,630
   7,300,000              Series 1992-2 1F, 7.00%, 2/15/18     7,442,660
   1,000,000              Series 1992-1 2K,  7.75%, 5/15/08    1,063,944
                                                            ------------
Total collateralized mortgage obligations
  (cost: $12,446,139)                                         12,742,119
                                                            ------------
SHORT-TERM SECURITIES (1.2%) (2)
   1,277,514        Dreyfus Gov't Cash Management
                          Fund, 5.                             1,277,514
                                                            ------------
  (cost: $1,277,514)

Total investments in securities
  (cost: $101,561,126) (6)                                  $102,479,757
                                                            ============

See accompanying notes to portfolios of investments on page 41.

SIT BOND FUND REVIEW
YEAR ENDED MARCH 31, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
BRYCE A. DOTY, CFA
    PORTFOLIO MANAGER

      The Sit Bond Fund provided investors a +11.22% return for the past 12 months. The Fund's return ranked in the top 40% of the Lipper Intermediate Investment Grade Bond Fund universe for the past 12 months (out of 207 funds) and in the top 15% since inception on 12/1/93 (out of 105 funds).

      U.S. Treasury yields fell substantially during the past six months providing significant price appreciation in the Fund's longer duration U.S. Treasury, asset-backed, and Real Estate Investment Trust (REIT) bond holdings. The average return for those holdings was more than +13.00% for the past twelve months, making them the highest return sectors in the Fund. Although the agency pass-through sector produced high levels of interest income, it had the weakest total return due to its relatively shorter duration.

      Investment activity during the past twelve months initially involved increasing the Fund's holdings of relatively high yielding agency pass-through and corporate securities. Once yields had fallen substantially, the Fund shortened its effective duration by selling longer maturity Treasuries and purchasing shorter maturity Treasuries. Recent activity involved the completion of a sector rotation to increase pass-through securities from a 32% weighting to a 50% weighting. The Fund's remaining sector weightings were reduced on a proportionate basis. This shift was made to take advantage of the widening yield spreads in mortgages due to increased prepayment concerns. The pass-through securities that were purchased are high coupon seasoned single family and mobile home loans that have relatively stable prepayments in contrast to more recently originated mortgage loans and offer a higher level of interest income.

      We expect economic growth to moderate and continued low inflation over the near term resulting in stable interest rates, thereby causing income to be the key component of the Fund's total return.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund's "total return" is a combination of income, changes in principal value and reinvested dividends.

      The Fund will pursue its objective by investing in a diversified portfolio of fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

                  Net Asset Value 3/31/98:  $10.03 Per Share
                                  3/31/97:  $9.62 Per Share

                         Total Net Assets:  $10.71 Million

                         30-Day SEC Yield:   5.43%
               12-Month Distribution Rate:   6.35%
                         Average Maturity:  18.2 Years
                       Effective Duration:  3.9 Years (1)

(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

       Government Agency Pass-Through Securities    50.0

                         Corporate Bonds & Notes    14.5

                                   U.S. Treasury    14.0

                         Asset-Backed Securities    10.8

             Collateralized Mortgage Obligations     3.7

                         Closed-End Mutual Funds     3.7

                      Trust Preferred Securities     1.4

                      Other Assets & Liabilities     1.9

                        AVERAGE ANNUAL TOTAL RETURNS*                   CUMULATIVE TOTAL RETURNS*
                 ------------------------------------------     -----------------------------------------
                              Lipper Inter.        Lehman                   Lipper Inter.        Lehman
                  Bond      Investment Grade      Aggregate      Bond     Investment Grade      Aggregate
                  Fund       Bond Fund Avg.      Bond Index      Fund      Bond Fund Avg.      Bond Index
                 ------------------------------------------     -----------------------------------------
3 Months          1.18%           1.52%             1.56%        1.18%          1.52%             1.56%
 (unannualized)
1 Year           11.22           10.78             11.99        11.22          10.78             11.99
3 Year            8.96            8.37              9.18        29.38          27.27             30.16
Inception         6.91            6.06              6.89        33.56          29.04             33.45
  (12/1/93)

* As of 3/31/98

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                                GROWTH OF $10,000

           SIT BOND FUND                              LEHMAN AGGREGATE
                                                         BOND INDEX

                               [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/98 would have grown to $13,356 in the Fund or $13,345 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS

                                (% of Net Assets)

                          LOWER OF MOODY'S OR S&P USED.

                                   [PIE CHART]

Government Agency Backed Securities & CMO's   53.7%
                                        AAA   10.8%
                                         AA    1.3%
                                          A   13.7%
                                        BBB    4.6%
                 Other Assets & Liabilities    1.9%
                            U.S. Government   14.0%

SIT BOND FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

--------------------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER                         MARKET VALUE (1)
--------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (14.0%) (2)
                    U.S. Treasury Strip:
   1,400,000              5.61% effective yield, 5/15/04        $991,536
     950,000              5.95% effective yield,
                            2/15/09                              503,424
                                                             -----------
Total U.S. government securities                               1,494,960
                                                             -----------
  (cost:  $1,501,682)

ASSET-BACKED SECURITIES (10.8%) (2)
                    Advanta Mortgage Loan Trust:
     200,000              1995-3 A5, 7.37%, 2/25/27              205,670
     250,000              1996-1 A7, 7.07%, 3/25/27              257,264
      75,000        Cityscape Home Equity Loan Trust,
                          1996-3 A8, 7.65%, 9/25/25               77,190
     249,998        ContiMortgage Home Equity Loan Trust,
                          1996-1 A7, 7.00%, 3/15/27              256,500
     100,000        EQCC Home Equity Loan Trust,
                          Series 1996-1, 6.93%, 3/15/27           99,421
     100,000        EquiVantage, 1996-3 A3,
                          7.70%, 9/25/27                         102,860
      75,000        Green Tree Corp., Series 1995-5,
                          7.25%, 9/15/26                          77,215
      75,000        Money Store Home Equity Mortgage,
                          7.265%, 7/15/38                         75,890
                                                             -----------
Total asset-backed securities                                  1,152,010
                                                             -----------
  (cost: $1,105,452)

CORPORATE BONDS & NOTES (14.5%) (2)
     400,000        American Express Credit Co.,
                          6.25%, 8/10/05                         401,024
      50,000        AT & T, 8.625%, 12/01/31                      55,000
     250,000        Ford Motor Credit Corp.,
                          9.14%, 12/30/14                        282,188
      50,000        Ford Motor Co., 8.875%,  11/15/22             55,063
     300,000        Security Capital Indl. Trust,
                          8.65%, 5/15/16                         339,375
     100,000        Summit Properties, Inc.,
                          7.20%, 8/15/07                         100,625
      72,000        Toys R Us, Inc., 8.25%, 2/1/17                74,430
      50,000        Trinet Corp. Realty Trust.,
                          7.70%, 7/15/17                          52,000
     175,000        Washington Mutual Capital,
                      8.375%, 6/1/27                             189,875
                                                             -----------

Total corporate bonds & notes                                  1,549,580
                                                             -----------
   (cost:  $1,499,940)

MORTGAGE PASS-THROUGH SECURITIES (50.0%) (2)(3)
                    Federal Home Loan Mortgage Corp.:
     243,800              9.00%, 12/1/17                         257,974
      39,799              10.25%, 9/1/09                          43,093
      33,943              10.75%, 3/1/11                          37,072
                    Federal National Mortgage Association:
     264,678              9.00%, 12/1/19                         279,270
     127,935              11.00%, 11/1/20                        140,918
                    Government National Mortgage Association:
      14,216              8.75%, 11/15/01                         14,934
     170,624              8.75%, 5/15/19                         180,295
      75,185              9.00%, 10/15/06                         79,446
      86,076              9.00%, 9/15/08                          91,647
     109,307              9.00%, 4/15/09                         116,301
      85,395              9.00%, 4/15/09                          90,897
     139,524              9.00%, 4/15/09                         148,505
       9,037              9.00%, 8/15/11                           9,468
      34,031              9.00%, 12/15/16                         36,186
     203,127              9.00%, 01/15/17                        213,399
      96,947              9.00%, 8/20/19                         102,498
     287,731              9.00%, 10/20/19                        309,667
      11,716              9.00%, 11/15/19                         12,456
      81,575              9.00%, 11/15/19                         86,839
      96,031              9.00%, 12/15/19                        102,293
     109,098              9.00%, 3/15/21                         116,141
      80,756              9.00%, 6/15/21                          85,989
     367,090              9.00%, 5/20/21                         390,568
      97,699              9.00%, 6/20/21                         103,266
     167,381              9.00%, 8/15/21                         179,098
     117,027              9.00%, 12/20/21                        123,724
      28,296              9.25%, 5/15/01                          29,726
      22,781              9.50%, 3/15/03                          24,265
     122,413              9.50%, 11/15/05                        130,400
     106,271              9.50%, 10/15/09                        114,436
      53,297              9.50%, 2/15/11                          56,272
     118,131              9.50%, 4/15/16 (5)                     128,874
     188,210              9.50%, 5/20/16                         201,504
      46,939              9.50%, 7/15/16                          50,541
     100,136              9.50%, 9/15/17 (5)                     109,242
      99,683              9.50%, 9/15/17 (5)                     108,748
      18,459              9.50%, 9/15/18                          19,875
     108,216              9.50%, 3/15/19                         116,533
      13,887              9.50%, 4/15/20                          14,955
      94,551              9.50%, 8/15/20                         101,779
      58,651              9.50%, 9/15/20                          63,120
      50,801              9.50%, 11/15/21                         55,337

--------------------------------------------------------------------------
QUANTITY ($)       NAME OF ISSUER                         MARKET VALUE (1)
--------------------------------------------------------------------------
       4,142              9.75%, 8/15/02                          $4,413
      31,492              10.00%, 8/15/02                         33,592
     120,057              10.00%, 6/15/19                        129,877
      19,711              10.25%, 4/15/01                         20,707
      31,475              10.25%, 4/15/01                         33,065
       8,337              10.25%, 4/15/12                          8,923
      10,075              10.25%, 5/15/12                         10,789
      12,883              10.25%, 5/15/12                         13,806
      71,277              10.25%, 5/15/12                         76,321
      10,937              10.25%, 6/15/12                         11,715
      12,863              10.25%, 6/15/12                         13,784
      34,103              10.25%, 7/15/12                         36,531
      12,561              10.25%, 7/15/12                         13,460
      58,911              10.25%, 8/15/12                         63,078
      40,629              10.25%, 6/15/13                         43,548
      23,982              10.50%, 7/15/00                         25,193
       5,305              10.75%, 8/15/98                          5,414
      40,424              10.75%, 1/15/01                         42,466
      22,355              11.25%, 10/15/00                        23,484
      49,372              11.75%, 7/15/00                         51,866
      16,912              11.75%, 7/15/01                         17,766
                                                             -----------
Total mortgage pass-through securities                         5,357,349
                                                             -----------
  (cost:  $5,377,159)

COLLATERALIZED MORTGAGE OBLIGATIONS (3.7%) (2)
     150,000        Federal Home Loan Mortgage Corp.,
                          (Remic) Series 1173,
                          6.50%, 11/15/21                        148,644
     250,000        Federal National Mortgage Association,
                          1994-38, 6.65%, 12/25/23               250,694
                                                             -----------

Total collateralized mortgage obligations                        399,338
                                                             -----------
  (cost:  $384,851)

CLOSED-END MUTUAL FUNDS (3.7%) (2)
      13,000        American Opportunity  Income Fund             84,500
       6,299        American Strategic Income Portfolio (I)       75,194
       9,490        American Strategic  Income
                          Portfolio (II)                         113,880
      10,309        American Strategic  Income
                          Portfolio (III)                        119,198
                                                             -----------
Total closed-end mutual funds                                    392,772
                                                             -----------
  (cost:  $364,968)

TRUST PREFERRED SECURITIES (1.4%) (2)
       4,000        Allstate Financing I, 7.95%, 12/1/26         102,750
      50,000        Allstate Financing II, 7.83%, 12/1/45         50,544
                                                             -----------

Total trust preferred securities                                 153,294
                                                             -----------
  (cost:  $149,320)

SHORT-TERM SECURITIES (0.6%) (2)
      69,379        Dreyfus Cash Management
                          Fund, 5.46%                             69,379
                                                             -----------
  (cost:  $69,379)

Total investments in securities

  (cost:  $10,452,751)  (6)                                  $10,568,682
                                                             ===========

See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND REVIEW
YEAR ENDED MARCH 31, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
    PORTFOLIO MANAGER

       The Fund provided investors a total return of +10.69% for the year ended March 31, 1998. The Fund's return ranked #98 of 237 general municipal funds tracked by Lipper Analytical Services for the year. The Fund's returns ranked #31 of 190 funds for the three year period, #7 of 120 funds for the five year period and #45 of 76 funds since its inception on September 29, 1988. The Fund's share price was $10.41 on March 31, 1998 which compares with $9.98 one year ago, and reached an all time high of $10.48 in early January 1998. The Fund's 30-day SEC yield was 4.70% on March 31, 1998, compared with 5.47% one year ago. The Fund's 12-month distribution rate was 5.30% on March 31, 1998, compared with 5.64% one year ago.

       Fund net assets increased to $519.6 million on March 31, 1998 from $342.5 million one year ago. During the year, a number of the Fund's holdings, primarily in the hospital and transportation sectors, were prerefunded and then sold so that proceeds could be reinvested in higher yielding securities. Over the year, health care holdings increased from 19.6% to 23.5% and other revenue bonds increased from 4.2% to 6.0%. Closed-end municipal bond funds were increased to 5.8% due to their attractive relative yields. Purchases were also made in other sectors but weightings were diluted by cash flow. Single family decreased from 17.3% to 15.5% and industrial revenue decreased from 5.3% to 4.3%. Transportation decreased from 6.8% to 2.2% as prerefunded bonds were sold. Securities rated "A" or better continued to increase and now comprise approximately two-thirds of the portfolio, compared to 61.7% one year ago. The Fund's implied duration lengthened from 5.0 to 5.7 years, reflecting efforts to increase call protection in the declining interest environment. The Fund's average maturity has remained at approximately 18 years.

       The Fund's performance was driven by its emphasis on securities which provide higher coupon income and its hospital holdings, as relative yield spreads continued to narrow. The Fund also benefited from a number of issues that were prerefunded during the year. We expect economic activity to moderate in the second half of the calendar year and interest rates to remain relatively stable. Thus, we remain focused on securities that provide incremental yield as interest income will likely be the primary source of return in this environment.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The objective of the Fund is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital, by investing in investment-grade municipal securities.

      Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase.


                                PORTFOLIO SUMMARY

                 Net Asset Value  3/31/98:  $10.41 Per Share
                                  3/31/97:   $9.98 Per Share

                         Total Net Assets:  $519.58 Million

                         30-Day SEC Yield:   4.70%
                     Tax Equivalent Yield:   7.78% (1)
               12-Month Distribution Rate:   5.30%
                         Average Maturity:  18.7 Years
          Duration to Estimated Avg. Life:   8.0 Years (2)
                         Implied Duration:   5.7 Years (2)

(1) For individuals in the 39.6% federal tax bracket.
(2) See page 19.


                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

                  Multifamily Mortgage Revenue   29.4
                  Hospital/Health Care Revenue   23.5
                Single Family Mortgage Revenue   15.5
                                 Other Revenue    6.0
                       Closed-End Mutual Funds    5.8
          Industrial Revenue/Pollution Control    4.3
               Escrowed to Maturity/Pre-Refund    3.6
                                Transportation    2.2
                        Education/Student Loan    1.8
                        Municipal Lease Rental    1.4
                             Public Facilities    0.8
                            General Obligation    0.8
                             Sales Tax Revenue    0.6
                                       Utility    0.5
                    Other Assets & Liabilities    3.8

                           AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                   --------------------------------------------     ---------------------------------------------
                   Tax-Free      Lipper General        Lehman       Tax-Free      Lipper General        Lehman
                    Income         Muni. Bond       5-Year Muni.     Income         Muni. Bond       5-Year Muni.
                     Fund           Fund Avg.        Bond Index       Fund           Fund Avg.        Bond Index
                   --------------------------------------------     ---------------------------------------------
3 Months             1.45%            0.91%             1.16%         1.45%             0.91%            1.16%
  (unannualized)
1 Year              10.69            10.61              7.64         10.69             10.61             7.64
3 Years              8.41             7.55              6.36         27.41             24.39            20.33
5 Years              7.24             6.19              5.54         41.84             35.02            30.96
Inception            7.79             7.91              7.03        103.98            106.14            90.72
  (9/29/88)

* As of 3/31/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                                GROWTH OF $10,000

            SIT TAX FREE                                  LEHMAN 5-YEAR
             INCOME FUND                                  MUNI. BOND FUND

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 3/31/98 would have grown to $20,398 in the Fund or $19,072 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                                (% of Net Assets)

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                     A    29.9%
                                    AA    12.9%
                                   AAA    21.2%
            Other Assets & Liabilities     3.8%
                                   BBB    32.2%

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (90.6%) (2)
  ALASKA (1.1%)
                    Alaska HFC:
   7,000,000              Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17     $2,180,500
   2,150,000              Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                               2,188,270
   5,680,000              Mtg. Rev. 1996 Series A, Zero Coupon, 6.45% Effective Yield on Purchase Date, 12/1/27             921,466
     330,000        AK  Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A,5.60%, 4/1/03             345,041
                                                                                                                        -----------
                                                                                                                          5,635,277
                                                                                                                        -----------
  ARIZONA (1.6%)
                    Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
   3,000,000              Series 1995A, 6.50%, 10/1/25                                                                    3,169,680
     560,000              Series 1995B, 7.15%, 10/1/25                                                                      578,295
   1,400,000              Senior Series 1996A Escrowed to Maturity (Advantage Pt. Arrowood Village), 6.50%, 7/1/16        1,585,794
   2,000,000              Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                       2,069,100
     325,000              Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 1/1/17                                         335,914
   1,070,000        Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                       1,083,899
                                                                                                                        -----------
                                                                                                                          8,822,682
                                                                                                                        -----------
  ARKANSAS (0.9%)
                    Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
     153,058              Series 1993B, 7.75%, 8/1/11                                                                       163,775
     310,167              Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                       334,832
     225,319        Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B,7.75%, 1/1/11            244,755
     206,838        Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                   223,452
   1,975,000        Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                      2,121,762
   1,490,000        Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11           1,594,658
                                                                                                                        -----------
                                                                                                                          4,683,234
                                                                                                                        -----------
  CALIFORNIA (4.2%)
   1,500,000        ABAG Fin. Auth. Certificates of Participation Refunding Series 1997A
                          (American Baptist Homes of the West Proj.), 5.85%, 10/1/27                                      1,543,020
   1,000,000        Bell  Cmnty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15        1,072,790
   1,000,000        Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                          Center Redev. Proj.), 7.625%, 9/1/24                                                            1,164,630
                    Corona Single Family Mtg Rev.:
   1,200,000              Senior Series 1996A, 6.05%, 5/1/27                                                              1,268,136
     800,000              Subordinate Series 1996B, 6.30%, 11/1/28                                                          850,784
                    Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A Sr. Lien:
   5,000,000              Zero Coupon, 6.04% Effective Yield on Purchase Date, 1/1/15                                     2,011,750
  18,770,000              Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                     4,097,679
   2,000,000              Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                    1,482,260
   5,000,000              Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                    3,910,650
   2,000,000        Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                        2,395,400
      15,000        Sacramento Public Television Fac. Rev. 1989 Series A Prerefunded (KVIE, Inc.) (LOC Wells Fargo
                          & Co.), 7.50%, 7/1/20                                                                              15,332
   1,000,000        San Bernardino Assoc. Communities Fin. Auth. Certificates of Participation Series 1997A
                          (Granada Cmty. Hosp. Proj.), 6.25%, 5/1/09                                                      1,065,420
     990,000        Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                        1,021,373
                                                                                                                        -----------
                                                                                                                         21,899,224
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  COLORADO (2.0%)
   1,000,000        Adams Co. HA Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21                      $1,070,920
     550,000        Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                                    582,813
                    CO HFA Single Family Program Senior:
   2,200,000              Series 1996B-2, 7.45%, 11/1/27                                                                  2,517,856
   1,000,000              Series 1997B-3, 6.80%, 11/1/28                                                                  1,119,750
   3,000,000        Jefferson Co. School District No. R-1 G.O. Series 1998A (FGIC insured), 5.125%, 12/15/15              3,001,440
     260,000        LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                          7.375%, 9/1/11                                                                                    272,470
     305,000        Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                                 326,280
     370,000        Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                      400,273
   1,195,000        Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                          7.45%, 12/1/10                                                                                  1,241,019
                                                                                                                        -----------
                                                                                                                         10,532,821
                                                                                                                        -----------
  CONNECTICUT (2.2%)
                    CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care. Proj. Series 1997 (Church Homes Inc. Avery Proj.):
     640,000              5.70%, 4/1/12                                                                                     658,176
   3,000,000              5.80%, 4/1/21                                                                                   3,084,780
     525,000        CT Resource Recovery Auth. Series 1985A (Bridgeport Resco Proj.), 7.625%, 1/1/09                        543,375
                    Waterbury HA Mtg. Rev. Refunding (FHA/AMBAC insured):
   3,000,000              Series 1998A (NSA-I Sec. 8 Proj.), 5.45%, 7/1/23                                                3,008,550
   4,000,000              Series 1998C (NSA-II Sec. 8 Proj.), 5.45%, 7/1/23                                               4,010,360
                                                                                                                        -----------
                                                                                                                         11,305,241
                                                                                                                        -----------
  DELAWARE (0.3%)
  16,825,000        DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                          Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                   1,366,862
                                                                                                                        -----------

  DISTRICT OF COLUMBIA (0.3%)
   1,500,000        District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                          insured) (Chastleton Dev.), 6.95%, 7/1/27                                                       1,577,955
                                                                                                                        -----------
  GEORGIA (1.0%)
     800,000        Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project), 6.875%, 10/1/17         836,784
   1,295,000        Dekalb Co. Multifamily Hsg. Rev. Series 1998 (Spring Chase Apts. Proj.)(FNMA backed),
                          5.25%, 11/1/19                                                                                  1,296,088
                    Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
   1,700,000              Senior Series 1996A, 6.375%, 1/1/11                                                             1,786,037
   1,365,000              Subordinate Series 1996C, 7.25%, 1/1/26                                                         1,394,416
                                                                                                                        -----------
                                                                                                                          5,313,325
                                                                                                                        -----------
  HAWAII (0.8%)
   1,170,000        Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                          (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13 (5)                                                1,159,002
   1,400,000        Hawaii St. Hsg. Fin. & Dev. Corp. Single Family Mtg. Purchase Series 1997B, 5.45%, 7/1/17 (5)         1,422,246
   1,235,000        Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                          (MBIA insured), 6.80%, 7/1/28                                                                   1,322,165
                                                                                                                        -----------
                                                                                                                          3,903,413
                                                                                                                        -----------

         See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  ILLINOIS (10.3%)
   2,465,000        Chicago Metropolitan HDC Mtg. Rev. Refunding Series 1992A
                          (FHA insured) (Section 8), 6.70%, 7/1/12                                                       $2,609,819
   3,240,000        Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                          Yield on Purchase Date, 10/1/09                                                                 1,483,402
   2,000,000        Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding (Drury Inn-Collinsville Proj.)
                          Series 1993, 6.00%, 11/1/04                                                                     2,102,680
   1,790,000        IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                          (Section 8), 6.65%, 10/1/09                                                                     1,895,968
                    IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
   9,575,000              Series 1997A, 6.00%, 7/1/15                                                                     9,971,692
   1,000,000              Series 1997A, 6.05%, 7/1/19                                                                     1,045,040
   1,200,000              Series 1997C, 5.65%, 7/1/19                                                                     1,208,328
   1,250,000        IL Educ. Fac. Auth. Rev. Series 1997 (Augustana College)(Connie Lee insured), 5.875%, 10/1/17         1,313,587
   3,000,000        IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                       3,163,230
                    IL HDA Multifamily Hsg. Rev.:
                          Refunding 1992 Series A (Section 8):
   2,150,000                  6.65%, 7/1/04                                                                               2,305,273
   1,545,000                  7.00%, 7/1/10                                                                               1,676,974
                          Refunding 1991 Series C (Section 8):
     260,000                  7.35%, 7/1/11                                                                                 274,401
     100,000                  7.40%, 7/1/23                                                                                 104,989
                    IL Hlth. Fac. Auth. Rev.:
                          Refunding Series 1993 (Lutheran Social Svcs. IL):
     610,000                  5.70%, 8/15/00                                                                                623,780
     475,000                  5.80%, 8/15/01                                                                                489,450
     525,000                  6.00%, 8/15/03                                                                                549,182
     545,000                  6.10%, 8/15/04                                                                                574,294
   1,350,000              Refunding Series 1992 (Mercy Ctr. for Hlth. Care Svcs.), 6.625%, 10/1/12                        1,448,024
   5,740,000              Refunding Series 1992 (Galesburg Cottage Hosp.) (Asset Guaranty insured), 6.25%, 5/1/11         6,172,853
   1,000,000              Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                  1,077,150
   1,000,000              Refunding Series 1994 (Friendship Village Schamburg), 6.25%, 12/1/04                            1,068,090
                          Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
   1,000,000                  Series 1994 Prerefunded, 7.625%, 7/1/10                                                     1,190,910
     700,000                  Series 1996, 6.25%, 7/1/10                                                                    739,578
   1,215,000                  Series 1996, 6.25%, 7/1/16                                                                  1,279,711
   5,500,000              Series 1997A (Friendship Village of Schaumburg Proj.), 5.25%, 12/1/18                           5,344,240
   2,000,000        Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                          (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                 2,159,440
   1,140,000        Springfield Community Improvement Rev. 1985 (Garden Court Proj. - FHA insured)
                          (Section 8) (MBIA insured), 10.50%, 4/1/26                                                      1,236,569
     995,000        Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                          Purchase Date, 3/1/07                                                                             530,464
                                                                                                                        -----------
                                                                                                                         53,639,118
                                                                                                                        -----------
  INDIANA (8.6%)
   1,000,000        East Chicago Multi School Bldg. Corp. First Mtg. Series 1996, 6.50%, 1/15/16                          1,101,750
   1,800,000        Elkhart Co. Hosp. Auth. Rev. Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                          1,980,144
   2,165,000        Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                          Proj.) (Stratford Commons), 6.00%, 11/1/10                                                      2,244,412

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
                    IN Bond Bank Special Prgm.:
   1,095,000              Series 1993B (Gary Sanitary Dist.), 6.15%, 2/1/08                                              $1,187,790
   2,130,000              Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                        2,212,772
   1,500,000              Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)(LOC Canadian Imperial Bank),
                              6.20%, 2/1/23                                                                               1,617,765
   2,850,000        IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                       3,013,818
                    IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
     250,000              6.50%, 10/1/05                                                                                    269,895
     305,000              6.60%, 10/1/06                                                                                    329,205
     175,000              6.85%, 10/1/18                                                                                    188,865
                    IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                          Series 1991 Prerefunded (Jackson Co. Schneck Mem. Hosp. Proj.):
   1,200,000                  7.50%, 2/15/05                                                                              1,358,664
   2,000,000                  7.50%, 2/15/22                                                                              2,264,440
                          Series 1992 (Fayette Mem. Hosp. Proj.):
     250,000                  7.00%, 10/1/02                                                                                266,038
     295,000                  7.10%, 10/1/03                                                                                317,924
     315,000                  7.20%, 10/1/04                                                                                342,131
     340,000                  7.25%, 10/1/05                                                                                370,824
     365,000                  7.25%, 10/1/06                                                                                397,328
     390,000                  7.30%, 10/1/07                                                                                425,311
     420,000                  7.30%, 10/1/08                                                                                458,027
                          Series 1992 Prerefunded (Floyd Mem. Hosp. Proj.):
     460,000                  6.75%, 2/15/06                                                                                508,797
     595,000                  6.80%, 2/15/07                                                                                659,082
   2,000,000              Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                 2,168,000
   1,500,000              Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18 (5)                1,494,465
   3,750,000              Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                              3,609,338
     810,000        IN HFA  Home Mtg. Prog. Series 1990F-1 (GNMA collateralized), 7.50%, 1/1/16                             860,188
     900,000        IN HFA Single Family Mtg. Rev. Series 1997C-2 (GNMA/FNMA collateralized), 5.70%, 7/1/16                 934,299
   2,750,000        Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                          Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                  3,017,849
                    Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
   2,000,000              Senior Series 1996A, 6.50%, 7/1/16                                                              2,098,940
   1,355,000              Subordinate Series 1996C, 7.125%, 7/1/26                                                        1,403,103
   4,000,000        La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                               4,186,080
     855,000        Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Project)
                          (Section 8), 6.90%, 10/1/10                                                                       907,223
   2,250,000        St. Joseph Co. Econ. Dev. Rev. Refunding Series 1997 (Madison Center, Inc. Proj.),
                          5.45%, 2/15/17                                                                                  2,247,210
                                                                                                                        -----------
                                                                                                                         44,441,677
                                                                                                                        -----------
  IOWA (3.5%)
   1,500,000        IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                     1,559,475
   1,000,000        IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Genesis Medical Ctr. Proj.) (MBIA-Insured),
                          5.20%, 7/1/22                                                                                     977,010
   5,000,000        IA Fin. Auth. Hosp. Fac. Rev. Series 1998A (Iowa Health System Proj.) (MBIA insured),
                          5.125%, 7/1/20 (5)                                                                              4,841,600
   1,500,000        IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                          Assn. Proj.), 7.40%, 3/1/17                                                                     1,651,425

         See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
   1,430,000              6.15%, 5/1/17                                                                                  $1,511,767
   2,420,000              6.35%, 5/1/27                                                                                   2,608,687
   1,130,000        IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                          (GNMA-collateralized), 6.15%, 5/1/32                                                            1,182,647
   1,500,000        Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10                1,574,700
                    Polk Co. Hlth. Svcs. Residential Care Fac. Rev. Series 1991:
     460,000              7.25%, 2/1/06                                                                                     499,698
   1,500,000              7.50%, 2/1/16                                                                                   1,640,985
                                                                                                                        -----------
                                                                                                                         18,047,994
                                                                                                                        -----------
  KANSAS (0.2%)
     275,000        Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                   285,560
   3,260,000        Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                          Purchase Date, 11/1/14                                                                            549,505
   2,170,000        Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                          Effective Yield on Purchase Date, 2/1/23                                                          366,188
                                                                                                                        -----------
                                                                                                                          1,201,253
                                                                                                                        -----------
  KENTUCKY (0.5%)
   1,500,000        Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09             1,586,700
   1,000,000        Pike Co. Mtg. Rev. Refunding Series 1997 ) (Phelps Regional Hlth. Proj.)(GNMA collateralized),
                          5.65%, 9/20/27                                                                                  1,028,040
                                                                                                                        -----------
                                                                                                                          2,614,740
                                                                                                                        -----------
  LOUISIANA (4.3%)
     700,000        Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                   703,451
     440,000        Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12                  468,939
   5,650,000        Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,
                          7.65% Effective Yield on Purchase Date, 7/10/14                                                 1,723,532
                    East Baton Rouge MFA Single Family Mtg. Rev. Refunding:
  16,045,000              Series 1997C-1 Senior Bonds, Zero Coupon, 5.85% Effective Yield on Purchase Date, 10/1/30       2,455,366
   1,415,000              Series 1997C-3 Subordinate Bonds,  5.65%, 10/1/18                                               1,438,942
   4,000,000        Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                          Effective Yield on Purchase Date, 7/10/14                                                       1,231,080
   1,215,000        LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                  1,290,792
     293,216        LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                          7.50%, 10/1/15                                                                                    315,225
                    LA PFA Rev. Multifamily Hsg. Rev.:
   1,290,000              Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04                           1,392,426
   3,000,000              Series 1991 (VOA Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16                     3,240,570
                    LA PFA Single Family Mtg. Rev. Refunding:
   1,000,000              Series 1997B (GNMA collateralized), 5.625%, 8/1/17                                              1,026,490
   3,080,000              Series 1997B (GNMA collateralized), 5.75%, 8/1/31                                               3,167,595
     835,000              Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                          925,264
     965,000        Monroe - McKeen Plaza HDC Multifamily Hsg. Rev. Refunding Series
                          1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                           1,017,525
   1,550,000        Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                          5.95%, 11/1/14                                                                                  1,684,912
                                                                                                                        -----------
                                                                                                                         22,082,109
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  MASSACHUSETTS (0.6%)
   1,000,000        Boston Industrial Dev. Fin. Auth. Series 1997A (FHA insured-Boston
                          Alzheimers Center Proj.), 5.90%, 2/1/22                                                        $1,046,370
   1,000,000        MA Hlth. & Educ. Fac. Auth. Rev. Series 1998C (Milford-Whitinsville Regional Hosp. Issue),
                          5.75%, 7/15/13                                                                                  1,046,160
   1,000,000        MA Industrial Finance Agency Rev. Refunding Series 1997A (FHA Insured) (Chelsea Jewish
                          Nursing Home Proj.), 6.50%, 8/1/37                                                              1,105,530
                                                                                                                        -----------
                                                                                                                          3,198,060
                                                                                                                        -----------
  MICHIGAN (3.7%)
   1,305,000        Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                          Ltd. Partnership Proj.), 7.00%, 6/1/12                                                          1,386,393
   1,000,000        Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.),5.25%, 7/1/16 (5)       972,460
   4,500,000        MI HDA Rental Hsg. Rev. Series 1992A, 6.60%, 4/1/12                                                   4,866,615
     700,000        MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich. Oblig. Group Proj.),
                          6.375%, 1/1/15                                                                                    752,675
   1,000,000        MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.) (LOC First Bank of America),
                          5.75%, 8/1/19                                                                                   1,037,350
   1,675,000        MI Strategic Fund Ltd. Obligation Rev. Series 1998 (Porter Hills Presbyterian Village Proj.),
                          5.375%, 7/1/28                                                                                  1,646,575
   1,300,000        Romulus Econ. Dev. Corp. Ltd. Obligation Rev. Refunding Series 1992 Escrowed to
                          Maturity (Romulus HIR Ltd. Partnership Proj.) (ITT Lyndon), 7.00%, 11/1/15                      1,407,692
   2,260,000        Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A (Lawrence Tech. Univ. Proj.),
                          5.25%, 2/1/13                                                                                   2,203,025
   1,655,000        Tri City Village HC Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                          (FNMA backed), 7.75%, 8/15/23                                                                   1,806,333
   2,750,000        Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                          (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                           2,979,240
                                                                                                                        -----------
                                                                                                                         19,058,358
                                                                                                                        -----------
  MINNESOTA (2.1%)
   1,000,000        Carver Co. HRA Multifamily Rev. Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                    1,020,230
   1,430,000        Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A
                          (Park Place Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                  1,562,618
     740,000        Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)(Section 8), 6.375%, 4/1/20        782,890
   1,250,000        MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                                1,251,013
   4,560,480        Moorhead Single Family Mtg. Rev. Refunding Series 1992B (FNMA backed), Zero Coupon,
                          7.00% Effective Yield on Purchase Date, 8/1/11                                                  1,841,841
   2,500,000        Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                          (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                        2,895,850
   1,755,000        South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998
                          (Asset Guaranty insured), 5.25%, 12/1/14 (5)                                                    1,759,721
                                                                                                                        -----------
                                                                                                                         11,114,163
                                                                                                                        -----------
  MISSISSIPPI (1.2%)
   1,685,000        Jones Co. Hosp. Rev. Series 1997 (South Central Regional Med. Ctr. Proj.) 5.50%, 12/1/17              1,682,051
                    Mississippi Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
   1,000,000              Refunding Series 1997A, 6.00%, 1/1/16                                                           1,047,520
   1,000,000              Series 1997B, 6.00%, 1/1/16                                                                     1,047,520

         See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
   6,435,000        MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield on Purchase
                          Date, 4/15/12                                                                                  $2,421,233
                                                                                                                        -----------
                                                                                                                          6,198,324
                                                                                                                        -----------
  MISSOURI (1.4%)
   2,000,000        Missouri Hsg. Dev. Commission Single Family Rev. Series 1997C-1 (Home Ownership Loan
                          Program Proj.)(GNMA collateralized), 6.55%, 9/1/28                                              2,197,820
   1,080,000        St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                          Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                     1,167,080
   3,265,000        St. Louis Co. Industrial Dev. Auth. Residential Care Fac. Rev. Series 1997A1 (Richmond
                          Terrace Ctr. Proj.)(GNMA collateralized), 8.00%, 12/20/37                                       3,858,610
      50,000        St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                          52,995
                                                                                                                        -----------
                                                                                                                          7,276,505
                                                                                                                        -----------
  MONTANA (0.4%)
                    Crow Finance Auth. Tribal Purpose Revenue Series 1997A:
   1,000,000              5.70%, 10/1/27                                                                                  1,010,930
     870,000              5.65%, 10/1/17                                                                                    876,586
                                                                                                                        -----------
                                                                                                                          1,887,516
                                                                                                                        -----------
  NEVADA (1.4%)
                    NV Hsg. Div. SF Mtg. Program:
   1,645,000              Sr. Series 1995A1, 6.45%, 10/1/18                                                               1,754,771
   1,050,000              Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                         1,050,924
                    Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
     400,000              6.00%, 6/1/08                                                                                     429,128
   1,000,000              6.125%, 6/1/12                                                                                  1,060,380
   3,000,000        Reno-Sparks Indian Colony Public Fac. Fin. Auth. Sales & Excise Tax Rev.
                          Series 1995A, 7.50%, 7/1/07                                                                     3,158,670
                                                                                                                        -----------
                                                                                                                          7,453,873
                                                                                                                        -----------
  NEW HAMPSHIRE (2.2%)
                    NH Higher Educ. & Hlth. Fac. Auth. Rev.:
     620,000              Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                             631,582
   6,500,000              Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                       6,848,400
   2,500,000              Series 1997 (Androscoggin Valley Hosp.Proj.), 5.80%, 11/1/27                                    2,598,250
   4,525,000        NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                              Purchase Date, 1/1/14                                                                       1,150,934
                                                                                                                        -----------
                                                                                                                         11,229,166
                                                                                                                        -----------
  NEW JERSEY (0.8%)
                    NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.):
     400,000              5.55%, 12/1/07                                                                                    420,116
   1,225,000              5.875%, 12/1/26                                                                                 1,266,087
   1,450,000        NJ EDA First Mtg. Rev. Refunding Series 1998A (Fellowship Village Proj.), 5.50%, 1/1/18 (5)           1,449,174
     800,000        NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care Center Proj.),
                          5.50%, 7/1/18                                                                                     806,272
                                                                                                                        -----------
                                                                                                                          3,941,649
                                                                                                                        -----------
  NEW MEXICO (0.8%)
     365,000        Chaves Co. Hosp. Rev. Series 1992 (Eastern NM Med. Ctr. Proj.), 7.25%, 12/1/10                          400,642
     579,000        Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                      645,880
   1,285,000        New Mexico MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12             1,365,685
   1,215,000        Sante Fe Educ. Fac. Rev. Series 1998 (St. Johns College Proj.), 5.40%, 3/1/17                         1,196,556
     525,000        Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997 (College of Sante Fe Proj.), 6.00%, 10/1/13     556,458
                                                                                                                        -----------
                                                                                                                          4,165,221
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  NEW YORK (0.8%)
   1,300,000        Lockport HDC Mtg. Rev. Refunding Series 1997A (Urban Park Tower  Apts. Section 8 Proj.),
                          6.00%, 10/1/18                                                                                 $1,323,790
   2,810,000        New York City HDC Multifamily Hsg. Rev. Series 1993B (FHA insured)
                          (Section 8), 5.85%, 5/1/26                                                                      2,886,797
                                                                                                                        -----------
                                                                                                                          4,210,587
                                                                                                                        -----------
  NORTH DAKOTA (1.4%)
   1,770,000        Oliver Co. Pollution Control Rev. Series 1976 (Sq. Butte Elec. Coop. Proj.), 7.00%, 12/31/10          1,782,231
                    Ward Co. Hlth. Care Fac. Rev.:
   1,240,000              Series 1994 Escrowed to Maturity (St. Joseph Hosp.), 8.00%, 11/15/04                            1,394,603
   2,000,000              Series 1994 Prerefunded (St. Joseph Hosp.), 8.875%, 11/15/14                                    2,526,800
   1,600,000              Series 1991A Prerefunded (St. Joseph Hosp.), 7.50%, 11/1/15                                     1,785,392
                                                                                                                        -----------
                                                                                                                          7,489,026
                                                                                                                        -----------
  OHIO (1.8%)
                    Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
   3,000,000              Zero Coupon Convertible, 6.504% Effective Yield on Purchase Date, 12/1/16                       2,660,250
   1,000,000              Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                          896,500
   1,000,000        Franklin Co. Hlth. Care Fac. Rev. Refunding Series 1997 (Friendship Village of Dublin Proj.),
                          5.50%, 11/1/16                                                                                  1,006,690
   1,500,000        Franklin Co. Mtg. Rev. Series 1997E (GNMA collateralized)(The Villas of St. Therese Proj.),
                          5.90%, 6/20/39                                                                                  1,598,295
                    OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8):
   1,570,000              Series 1995G, 6.35%, 7/1/22                                                                     1,669,083
   1,535,000              Series 1998E, 5.40%, 2/1/23 (5)                                                                 1,521,615
                                                                                                                        -----------
                                                                                                                          9,352,433
                                                                                                                        -----------
  OKLAHOMA (1.8%)
   1,240,000        Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12            1,324,816
   2,000,000        Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                          Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                            770,240
                    OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
   2,000,000              5.50%, 10/1/12                                                                                  2,011,000
   2,000,000              5.75%, 10/1/17                                                                                  2,044,760
     470,000        Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                     504,761
   2,540,000        Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                      2,717,622
                                                                                                                        -----------
                                                                                                                          9,373,199
                                                                                                                        -----------
  OREGON (0.2%)
   1,070,000        Portland Hsg. Auth. Multifamily Rev. Series 1997A (Civic Apts. Proj.), 5.70%, 1/1/28                  1,084,274
                                                                                                                        -----------
  PENNSYLVANIA (5.1%)
   3,030,000        Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26                 3,177,743
   1,970,000        Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmmty. Hosp. Proj.), 5.25%, 7/1/12 (5)           1,972,935
   1,000,000        Hazleton Svcs. Auth. Hosp. Rev. Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17            1,017,430
                    Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
     600,000              5.95%, 5/15/06                                                                                    640,104
     715,000              6.15%, 5/15/08                                                                                    776,361
     710,000              6.25%, 5/15/09                                                                                    770,158
   1,145,000              6.30%, 5/15/11                                                                                  1,223,078
   1,905,000        McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                    1,983,086

         See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
   3,365,000        Mercer Co. Industrial Dev. Auth. Rev. Refunding Series 1991 (FHA insured) (Hillcrest Nursing
                          Industrial Ctr. Proj.) Zero Coupon, 6.85% Effective Yield on Purchase Date, 1/15/13            $1,199,219
   6,000,000        Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                          Paribas), 7.50%, 1/1/12                                                                         6,635,400
     250,000        Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.),
                          6.375%, 7/1/12                                                                                    260,030
   1,250,000        Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                          (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                1,234,900
                    Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
   3,000,000        Series 1995A, 6.00%, 12/1/11                                                                          3,191,310
   2,100,000        Series 1995B, 6.25%, 3/15/15                                                                          2,232,279
                                                                                                                        -----------
                                                                                                                         26,314,033
                                                                                                                        -----------
  RHODE ISLAND (0.8%)
                    RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev.:
   1,500,000              Series 1997 (Steere House Proj.), 5.70%, 7/1/15                                                 1,520,370
   2,500,000              Series 1997 (South Co. Hosp. Proj.), 6.00%, 11/15/17                                            2,630,275
                                                                                                                        -----------
                                                                                                                          4,150,645
                                                                                                                        -----------
  SOUTH CAROLINA (0.3%)
   1,395,000        Myrtle Beach PFC Certificates of Participation Series 1992 Escrowed to Maturity
                          (Myrtle Beach Convention Ctr. Proj.), 6.75%, 7/1/02                                             1,530,887
                                                                                                                        -----------

  SOUTH DAKOTA (1.8%)
   2,000,000        SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                                 2,138,620
                    SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care System):
   2,000,000              5.45%, 4/1/13                                                                                   1,950,040
   5,500,000              5.65%, 4/1/22                                                                                   5,496,425
                                                                                                                        -----------
                                                                                                                          9,585,085
                                                                                                                        -----------
  TENNESSEE (4.3%)
   1,725,000        Metro. Govt. of Nashville & Davidson Cos. TN Industrial Dev. Board Rev. Refunding,
                          Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                        1,842,542
                    Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
   1,500,000              (Cameron Hsg. Proj.) Senior Series 1997A, 5.90%, 7/1/18                                         1,539,555
                          (Eastwood Park Apts. Proj.):
   1,000,000                  Senior Series 1995 A2, 6.40%, 9/1/25                                                        1,038,590
     425,000                  Subordinate Series 1995C, 7.50%, 9/1/25                                                       438,553
                          (Raleigh Forest & Sherwood Apts. Proj.):
   2,885,000                  Senior Series 1996A, 6.60%, 1/1/26                                                          3,019,701
     790,000                  Subordinate Series 1996C, 7.25%, 1/1/26                                                       818,906
                          (Raleigh Woods Apts. Proj.):
   6,000,000                  Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                          6,895,860
                          (The Corners Apts. Proj.):
   1,055,000                  Senior Series 1996A, 6.25%, 1/1/27                                                          1,085,658
     395,000                  Subordinate Series 1996C, 6.375%, 1/1/27                                                      394,692
   1,500,000        TN HDA Mtg. Finance Series 1995B (MBIA insured), 6.20%, 7/1/18                                        1,587,435
                    TN HDA Homeownership Program:
     830,000              Series 1991 Issue U, 7.35%, 7/1/11                                                                877,742
   7,500,000              Series 1997 Issue 3B Zero coupon, 5.725% Effective Yield on Purchase Date, 7/1/16               2,715,675
                                                                                                                        -----------
                                                                                                                         22,254,909
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  TEXAS (9.4%)
   1,850,000        Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                            $2,086,855
                    Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
   1,365,000              6.65%, 11/1/07                                                                                  1,447,228
     650,000              6.75%, 11/1/10                                                                                    688,545
   1,765,000        Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield on Purchase
                          Date, 3/1/15                                                                                      613,690
     230,000        Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                          Yield on Purchase Date, 9/1/11                                                                     58,753
   1,800,000        Cleveland Ind. School Dist. Public Fac. Corp. Lease Rev. Series 1996, 6.10%, 2/15/11                  1,940,814
                    Dallas Hsg. Corp. Capital Program Revenue Bonds:
   1,715,000              Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                1,779,124
   1,555,000              Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                      1,611,757
   1,000,000        Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                       1,057,470
                    Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
   2,000,000              5.50%, 5/1/15 (5)                                                                               1,999,460
     460,000        Harris Co. HFC Single Family Mtg. Rev. Series 1983A, 10.125%, 7/15/03                                   461,444
   1,600,000        Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)(ACA insured),
                          5.50%, 1/1/18                                                                                   1,612,256
   1,500,000        Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                           1,646,280
   1,740,000        Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                          Quail Creek), 7.75%, 1/1/22                                                                     1,809,931
                    Midland Co. Hosp. Dist. Hosp. Rev. Series 1992 Zero Coupon, 7.61% Effective Yield
   5,000,000              at Purchase Date, 6/1/07                                                                        3,067,950
                    Midland HFC Single Family Mtg. Rev. Refunding:
     430,947              Series 1992 B-2, 8.15%, 12/1/11                                                                   466,987
     589,941              Series 1992 A-2, 8.45%, 12/1/11                                                                   641,302
     631,848              Series 1992, 9.00%, 9/1/01                                                                        664,616
                    Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
   1,000,000                           6.30%, 2/15/12                                                                     1,066,240
   1,000,000                           6.40%, 2/15/16                                                                     1,072,600
                    North Central Hlth. Fac. Dev. Corp. Rev. (C.C. Young Memorial Home Proj.):
     495,000              Series 1996, 5.90%, 2/15/04                                                                       522,804
     155,000              Series 1996, 6.10%, 2/15/06                                                                       166,599
   1,300,000              Series 1996, 6.30%, 2/15/15                                                                     1,392,638
   1,135,000              Series 1998A, 5.375%, 2/15/14 (5)                                                               1,123,582
   1,507,278        Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11                  1,640,069
     650,000        San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%,11/1/10               661,830
                    Southeast TX HFC Residual Revenue:
   1,555,000              Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                         603,449
   3,000,000              Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                          716,280
     880,000        TX HA Single Family Mtg. Refunding Series 1991A, 7.00%, 3/1/05                                          939,717
   2,860,000        TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
                          Zero Coupon, 6.93% Effective Yield on Purchase Date, 3/1/15                                       924,495
                    TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
   1,500,000              Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                        1,587,240
   2,500,000              Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                        2,639,450
   1,055,000              Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                      1,091,229
   2,820,000              Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                             2,955,388

         See accompanying notes to portfolios of investments on page 41.

SIT TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
   3,050,000              Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                              $3,259,749
   1,010,000        Travis Co. HFC Residential Mtg. Rev. Series 1991A (GNMA/FNMA collateralized),
                          7.05%, 12/1/25                                                                                  1,079,438
   1,500,000        Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1997A  (Mother Frances Hosp. Regional
                          Hlth. Care Center Proj.), 5.625%, 7/1/13                                                        1,509,135
                                                                                                                        -----------
                                                                                                                         48,606,394
                                                                                                                        -----------
  UTAH (0.8%)
   1,000,000        Davis Co. Solid Waste Mgmt. & Energy Recovery Rev. Refunding Series 1993, 6.125%, 6/15/09             1,058,170
   1,000,000        Provo HA Multifamily Series 1997 (Lookout Point Apts. Proj.) (GNMA collateralized),
                          5.80%, 7/20/22                                                                                  1,030,860
   1,835,000        Utah HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                                1,928,310
                                                                                                                        -----------
                                                                                                                          4,017,340
                                                                                                                        -----------
  VIRGINIA (0.8%)
                    Virginia Hsg. Dev. Auth. Commonwealth Mtg. Rev:
     750,000              Series 1992A, 7.10%, 1/1/22                                                                       786,225
   3,500,000              Series 1996H2, 5.20%, 7/1/17 (5)                                                                3,478,650
                                                                                                                        -----------
                                                                                                                          4,264,875
                                                                                                                        -----------
  WASHINGTON (3.4%)
                    Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A,
   3,000,000              5.50%, 12/1/18 (5)                                                                              2,966,910
                    Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds :
   1,000,000              5.40%, 3/1/18                                                                                   1,000,710
   3,500,000              5.50%, 3/1/28                                                                                   3,502,485
                    WA HFC Nonprofit Housing Revenue:
   2,500,000              Series 1993 (CRISTA Shores Proj.)(LOC US Bk. Wash.), 6.20%, 7/1/14                              2,611,000
   1,000,000              Series 1995A (Judson Park Project)(LOC US Bk. Wash.), 6.90%, 7/1/16                             1,057,480
   1,390,000              Series 1996A (Presbyterian Ministries) (LOC US Bk. Wash.), 6.85%, 7/1/21                        1,459,764
                    WA Hlth. Care Fac. Auth. Rev.:
   2,000,000              Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                   2,077,540
   1,850,000              Series 1998 (Highline Cmmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17               1,825,543
   1,250,000        WA Public Power Supply Rev. Refunding Series 1993B (Nuclear Project #1), 5.70%, 7/1/10                1,306,113
                                                                                                                        -----------
                                                                                                                         17,807,545
                                                                                                                        -----------
  WEST VIRGINIA (0.7%)
   5,435,000        Huntington Res. Mtg. Rev. Refunding Series 1991 Escrowed to Maturity, Zero Coupon,
                          7.37% Effective Yield on Purchase Date, 9/1/12                                                  2,282,320
   2,000,000        Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on Purchase Date,
                          7/10/14                                                                                           627,840
   3,000,000        Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on Purchase Date,
                          7/10/14                                                                                           946,080
                                                                                                                        -----------
                                                                                                                          3,856,240
                                                                                                                        -----------
  WISCONSIN (0.4%)
   1,300,000        WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                            1,384,370
     750,000        WI Hlth. & Educ. Fac. Auth. Rev. Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                       787,928
                                                                                                                        -----------
                                                                                                                          2,172,298
                                                                                                                        -----------

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
  WYOMING (0.4%)
   2,000,000        WY CDA Hsg. Rev. 1995 Series 6, 6.10%, 12/1/25                                                       $2,101,099
                                                                                                                        -----------

  Total municipal bonds (cost: $450,502,600)                                                                            470,760,629
                                                                                                                        -----------
CLOSED-END MUTUAL FUNDS (5.5%) (2)
     244,700        American Municipal Term Trust 2001                                                                    2,783,462
      93,200        American Municipal Term Trust III 2003                                                                1,019,375
      60,000        Blackrock Insured Municipal Term Trust 2008                                                             922,500
     578,300        Blackrock Insured Municipal Term Trust 2010                                                           6,216,725
      58,700        Blackrock Investment Quality Municipal Trust                                                            810,794
     939,200        Blackrock Municipal Target Term Trust 2006                                                            9,920,300
     231,800        Van Kampen Merritt Municipal Opportunity Trust                                                        3,621,875
     267,900        Van Kampen Merritt Strategic Sector Municipal Trust                                                   3,532,931
                                                                                                                        -----------

Total closed-end mutual funds (cost: $29,124,030)                                                                        28,827,962
                                                                                                                        -----------
SHORT-TERM SECURITIES (7.6%) (2)
   2,000,000        Becker, MN PCR Series 1993B CP (NSP Sherburne Co. Generating Stn.), 3.20%, 4/3/98                     2,000,000
   7,000,000        Intermountain Power Agency UT Series 1997B CP Notes (LOC BankAmerica), 3.55%, 4/3/98                  7,000,000
   9,000,000        Salt River, AZ Project Agric. Impt. & Power Dist. CP (LOC Wells Fargo)(FNCB), 3.20%, 4/2/98           9,000,000
   6,985,000        Salt River, AZ Project Agric. Impt. & Power Dist. CP (LOC Wells Fargo)(FNCB), 3.50%, 4/3/98           6,985,000
   3,300,000        Texas Municipal Power Agency Bond Anticipation Notes (LOC Morgan Gty.), 3.25%, 4/1/98                 3,300,000
   8,461,809        Dreyfus Tax-Exempt Cash Management Fund, 3.49%                                                        8,461,809
   2,520,886        Northern Trust Tax-Exempt Cash Management Fund, 3.41%                                                 2,520,886
                                                                                                                        -----------

Total short-term securities (cost: $39,267,695)                                                                          39,267,695
                                                                                                                        -----------

Total investments in securities (cost: $518,894,325) (6)                                                               $538,856,286
                                                                                                                       ============

        See accompanying notes to portfolios of investments on page 41.

SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
YEAR ENDED MARCH 31, 1998

[PHOTO]
MICHAEL C. BRILLEY
    SENIOR PORTFOLIO MANAGER
DEBRA A. SIT, CFA
    PORTFOLIO MANAGER

      The Fund provided investors a total return of +9.07% for the year ended March 31, 1998. The Fund's return ranked #29 of 45 Minnesota municipal funds for the year tracked by Lipper Analytical Services. In addition, the Fund's returns ranked #3 of 42 funds for the three year period and #1 of 25 funds since its inception on December 1, 1993. The Fund's share price was $10.49 on March 31, 1998 which compares with $10.14 one year ago, and reached an all time high of $10.56 in early January 1998. The Fund's 30-day SEC yield was 5.02% on March 31, 1998, compared with 5.14% on December 31 and 5.54% one year ago. The Fund's 12-month distribution rate was 5.31% on March 31, 1998, compared with 5.38% on December 31 and 5.59% one year ago.

      Fund net assets increased to $143.6 million on March 31, 1998 from $94.0 million one year ago. During the year, multi-family housing bonds increased from 40.0% to 42.3%. General obligation bonds and Minnesota closed-end bond funds were each increased to 4.1% weightings, primarily during the past quarter, due to their attractive relative yields. Purchases were also made in health care bonds, resulting in a steady weighting, while other sector weightings were diluted by cash flow. Single family holdings decreased from 17.8% to 13.9%, industrial revenue bonds decreased from 8.1% to 3.6% and other revenue bonds decreased from 8.7% to 7.0%. The Fund's 1.7% holding in bonds which were prerefunded were sold during the past quarter. Securities rated "A" or better remain at approximately 60% while non-rated issues continue to represent approximately one-third of Fund holdings. The Fund's implied duration lengthened from 4.1 to 5.0 years, reflecting efforts to increase call protection in the declining interest environment. The Fund's average maturity has remained at approximately 19 years.

      The Fund's performance was driven by its emphasis on securities which provide higher coupon income. We expect economic activity to moderate in the second half of the calendar year and interest rates to remain in a relatively stable range. Thus, we remain focused on securities that provide incremental yield as interest income will likely be the primary source of return in this environment.


                        INVESTMENT OBJECTIVE AND STRATEGY

      The investment objective of the Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

      The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be treated as an item of tax preference that is included in the alternative minimum taxable income.

                                PORTFOLIO SUMMARY

                  Net Asset Value  3/31/98:  $10.49 Per Share
                                   3/31/97:  $10.14 Per Share

                          Total Net Assets:  $143.63 Million

                          30-Day SEC Yield:   5.02%
                      Tax Equivalent Yield:   9.08% (1)
                12-Month Distribution Rate:   5.31%
                          Average Maturity:  19.5 Years
           Duration to Estimated Avg. Life:   7.9 Years (2)
                          Implied Duration:   5.0 Years (2)

(1) For individuals in the 39.6% Federal and 8.5% MN tax brackets.
(2) See page 33.

                               PORTFOLIO STRUCTURE
                             (% of total net assets)

                                  [BAR CHART]

               Multifamily Mortgage Revenue    42.3
             Single Family Mortgage Revenue    13.9
               Hospital/Health Care Revenue    12.5
                        Other Revenue Bonds     7.0
                    Closed-End Mutual Funds     4.1
                         General Obligation     4.1
       Industrial Revenue/Pollution Control     3.6
                                      Lease     2.6
                          Public Facilities     1.8
                     Education/Student Loan     1.1
                 Other Assets & Liabilities     7.0


                        AVERAGE ANNUAL TOTAL RETURNS*                     CUMULATIVE TOTAL RETURNS*
                 ------------------------------------------      --------------------------------------------
                 MN Tax-Free      Lipper MN        Lehman        MN Tax-Free     Lipper MN         Lehman
                   Income         Muni. Bond     5-Year Muni.     Income         Muni. Bond     5- Year Muni.
                    Fund          Fund Avg.      Bond Index        Fund          Fund Avg.       Bond Index
                 ------------------------------------------      --------------------------------------------
3 Months            1.18%           0.96%          1.16%           1.18%           0.96%           1.16%
  (unannualized)
1 Year              9.07            9.54           7.64            9.07            9.54            7.64
3 Year              7.48            6.84           6.36           24.15           21.96           20.33
Inception           6.73            5.40           5.37           32.62           25.59           25.41
  (12/1/93)

 * As of 3/31/98


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

               SIT MN TAX-FREE                    LEHMAN 5-YEAR
               INCOME FUND                        MUNI. BOND INDEX

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 3/31/98 would have grown to $13,262 in the Fund or $12,541 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS

                               (% of Net Assets)

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                  [PIE CHART]

                                      A   12.4%
                                     AA   21.6%
                                    AAA   20.4%
             Other Assets & Liabilities    7.0%
                              Not Rated   33.4%
                                    BBB    5.2%

                                                 ADVISER'S ASSESSMENT OF
                                                  NOT-RATED SECURITIES
                                                  --------------------

                                                       AA     0.4
                                                        A     2.0
                                                      BBB    19.8
                                                       BB    10.4
                                                        B     0.8
                                                            -----
                                                    Total    33.4%

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (88.9%) (2)
  EDUCATION/STUDENT LOAN (1.1%)
                    Minnesota Higher Education Fac. Auth. Rev. Series 1996-4I (Hamline Univ.):
   1,000,000              6.00%, 10/1/12                                                                                 $1,053,000
     585,000              6.00%, 10/1/16                                                                                    609,892
                                                                                                                        -----------
                                                                                                                          1,662,892
                                                                                                                        -----------
  GENERAL OBLIGATION (4.1%)
     590,000        Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                         (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                            624,957
   1,600,000        Chaska Independent School Dist. No. 112 G.O. Refunding Series 1998A, 5.00%, 2/1/15                    1,576,624
   1,025,000        Elk River Independent School Dist. No. 728 G.O. Series 1997A, 5.375%, 2/1/17                          1,041,851
     500,000        Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                           540,035
   1,040,000        Maple Grove G.O. Improvement Series 1996A, 5.20%, 2/1/13                                              1,056,713
   1,000,000        Rochester Independent School Dist. No. 535 G.O., 5.25%, 2/1/14                                        1,019,210
                                                                                                                        -----------
                                                                                                                          5,859,390
                                                                                                                        -----------
  HOSPITAL/HEALTH CARE (12.5%)
   1,000,000        Albert Lea Hsg. & Hlth Care Fac. Rev. Refunding Series 1996 (St Johns Lutheran Home Proj.),
                          7.00%, 11/1/19                                                                                  1,049,540
                    Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
      50,000              6.75%, 12/1/05                                                                                     53,498
     500,000              7.50%, 12/1/10                                                                                    540,770
   1,290,000        Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19                      1,311,749
   1,680,000        Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998 (Crest View Corp. Proj.),
                          5.75%, 9/1/11                                                                                   1,679,899
   1,000,000        Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                          Medical Ctr. Proj.), 6.75%, 8/1/17                                                              1,036,030
     140,000        Edina Hlth. Care Fac. Rev. Series 1995 (VOA Care Ctrs. Proj.), 7.875%, 3/1/19                           146,142
     215,000        Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 199 3A
                          (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                                    232,155
     650,000        Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                          6.40%, 12/1/15                                                                                    705,789
   1,540,000        Hibbing Hlth. Care Fac. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.), 7.35%, 11/1/15             1,633,447
     750,000        Mankato Hlth. Care Fac. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16                         777,487
   1,685,000        Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                                1,831,528
   1,000,000        Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18                     1,050,100
   1,885,000        Minneapolis Hsg. & Hlth. Care Fac. Rev. Series 1997 (Augustana Chapel View Homes Proj.),
                          6.70%, 6/1/22                                                                                   1,957,309
                    Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
     125,000              Series 1993A, 6.20%, 9/1/05                                                                       135,033
     130,000              Series 1993A, 6.30%, 9/1/06                                                                       140,722
     200,000              Series 1993B, 6.20%, 9/1/05                                                                       216,052
                    Sherburne Co. Nursing Home Fac. Rev. Series 1994 (Guardian Angels Care Ctr. Proj.):
      75,000              7.30%, 6/1/07                                                                                      80,290

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
      80,000              7.35%, 6/1/08                                                                                     $85,634
      90,000              7.40%, 6/1/09                                                                                      96,567
     555,000              7.50%, 6/1/14                                                                                     597,025
     140,000              7.75%, 6/1/15                                                                                     151,633
     150,000              7.75%, 6/1/16                                                                                     162,464
     300,000        Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth. Care Ctr. Proj.), 8.25%, 8/1/11          324,630
     960,000        St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                          (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                                 1,004,794
     820,000        Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                             888,691
                                                                                                                        -----------
                                                                                                                         17,888,978
                                                                                                                        -----------
  INDUSTRIAL /POLLUTION CONTROL (3.6%)
     500,000        Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.), 6.50%, 9/1/04 (4)                  533,310
     250,000        Bass Brook Pollution Control Rev. Series 1992 (Minnesota Power & Light Corp. Proj.), 6.00%, 7/1/22      261,060
     740,000        Duluth Commercial Dev. Rev. Refunding Series 1995A (Radisson Hotel Proj.), 7.00%, 12/1/00               751,722
                    MN Agricultural & Econ. Dev. Board Small Business Dev. Ln. Prgm. Rev.:
     105,000              Series 1995A Lot 1, (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                               109,825
     500,000              Series 1997C Lot 3, (DynaGraphics), 6.20%, 8/1/09 (4)                                             519,805
   1,000,000        Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                          6.00%, 12/1/01                                                                                  1,015,870
                    Owatonna Industrial Dev. Rev. Series 1997:
     280,000              7.25%, 5/1/14 (4)                                                                                 293,530
     505,000              7.375%, 5/1/17 (4)                                                                                529,412
     200,000        Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05                     223,174
     910,000        St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Project),
                          7.00%, 8/1/01                                                                                     934,206
                                                                                                                        -----------
                                                                                                                          5,171,914
                                                                                                                        -----------
  MULTIFAMILY MORTGAGE (42.3%)
     500,000        Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8), 6.10%, 10/1/19          518,440
                    Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A (Courtyard Res. Proj.):
     220,000              7.00%, 1/1/15                                                                                     233,035
     500,000              7.25%, 1/1/26                                                                                     529,660
                    Burnsville Multifamily Hsg. Rev. Refunding:
     425,000              Series 1991 (Atrium Proj.) (Trygg-Hansa insured), 7.20%, 5/1/11                                   438,638
     960,000              Series 1994 (Bridgeway Apts. Proj.), 7.25%, 2/1/14                                              1,002,451
                    Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
   1,440,000              Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28            1,475,366
     650,000              Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                                 663,149
     400,000              Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                      404,084
     405,000        Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.), 7.30%, 7/1/18             434,184
                    Coon Rapids Multifamily Hsg. Rev.:
     280,000              Refunding Series 1997 (GNMA collateralized) (Pine Point Apts.), 6.125%, 5/1/32                    293,180
     700,000              Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%, 5/1/25                                707,896
   3,000,000        Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                          (Park Place Apts. Proj.) (GNMA collateralized), 6.875%, 2/20/32                                 3,278,220

        See accompanying notes to portfolios of investments on page 41.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
                    Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding
                          (Walnut Trails Apts. Proj.):
   1,700,000              Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                         $1,930,350
     255,000              Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                      259,952
   1,480,000        Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                          (FHA insured), 6.00%, 12/1/27 1,531,415
                    Eden Prairie Multifamily Hsg. Rev. Refunding :
      55,000              Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                          58,764
     700,000              Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                                    745,682
   1,500,000              Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                                  1,580,640
     450,000              Series 1995A (Olympic Ridge Proj.) (GNMA collateralized), 6.20%, 1/20/16                          475,677
     300,000              Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                         301,527
                    Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8):
     300,000              5.40%, 9/1/08                                                                                     309,441
     280,000              5.75%, 9/1/12                                                                                     288,739
     275,000              5.80%, 9/1/13                                                                                     283,558
   3,500,000        Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.),
                          Series 1997 (GNMA collateralized), 5.70%, 11/20/32                                              3,586,555
   1,015,000        Hopkins Hsg. Fac. Rev. Refunding Series 1995 (Augustana Chapel View Homes Proj.),
                          7.00%, 12/1/15                                                                                  1,065,212
     565,000        Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C
                          (Auburn Apts. Proj.), 8.00%, 6/20/31                                                              593,453
     450,000        Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.),
                          6.25%, 4/1/15                                                                                     476,055
     500,000        Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                          523,165
                    Little Canada Multifamily Hsg. Rev.:
     800,000              Refunding Series 1997A (GNMA collateralized)(Cedars Lakeside Proj.), 5.90%, 8/1/20                833,080
   3,500,000              Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17                                         3,504,690
   1,000,000              Series 1997A (Hsg. Alt. Dev. Proj.), 6.25%, 12/1/27                                             1,001,330
                    Minneapolis Multifamily Hsg. Rev.:
      75,000              Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                       79,010
     355,000              Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                       367,429
     565,000              Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16 (4)                        601,510
   2,000,000              Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                     2,071,540
     645,000              Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                      668,388
     350,000        Minneapolis/ St. Paul Hsg. Fin. Board Multifamily Rev. Series 1988 (Riverside Place Proj.),
                          (FHA insured) (GNMA collateralized), 8.20%, 12/20/18 (4)                                          362,155
                    MN HFA Multifamily Hsg. Dev. Rev.:
      35,000              Series 1977, 6.25%, 2/1/08                                                                         35,505
     105,000              Series 1977, 6.375%, 2/1/20                                                                       106,562
   2,000,000              Series 1997I, 5.50%, 1/1/17                                                                     2,038,480
                    MN HFA Rental Hsg. Rev. Refunding:
     175,000              Series 1993C, 6.15%, 2/1/14                                                                       177,072

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
     135,000              Series 1993E, 6.00%, 2/1/14                                                                      $140,752
                    Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
     890,000              7.00%, 6/1/04                                                                                     931,946
   1,000,000              7.50%, 6/1/14                                                                                   1,078,850
     515,000        Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                          8.00%, 12/20/16                                                                                   547,759
                    Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Senior Hsg. Proj.):
     285,000              6.75%, 9/1/17                                                                                     292,872
     500,000              7.00%, 9/1/27                                                                                     517,140
     500,000        Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16                       510,690
     330,000        Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02                334,396
                    Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)  (GNMA collateralized):
     750,000              Series 1996A, 8.05%, 6/20/31                                                                      868,755
     705,000              Series 1996C, 8.00%, 6/20/31                                                                      740,504
   2,500,000        Puerto Rico Housing Finance Corp. Rev. Multifamily Mtg. Portfolio Series 1990 A-I, 7.50%, 10/1/15     2,653,025
     960,000        Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.), 7.20%, 12/1/16                 977,011
     325,000        Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.), 8.00%, 1/1/12            338,400
   1,250,000        Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable Hsg. Inc.), 7.25%, 9/1/16           1,268,200
   1,500,000        St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty. insured), 6.875%, 7/1/22        1,604,415
   1,000,000        St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor Apts. Section 8
                          Assisted Proj.), 5.15%, 12/1/14                                                                   999,930
     650,000        St. Louis Park Multifamily Hsg. Rev. Refunding Series 1995 (Knollwood Cmty. Hsg. Proj.) (FHA insured),
                          6.15%, 12/1/16                                                                                    687,284
     500,000        St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1992 (Point of St. Paul Proj.)
                          (FNMA backed), 6.60%, 10/1/12                                                                     530,730
     200,000        St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Refunding Series 1995 (Sun Cliffe Apts. Proj.)
                          (GNMA collateralized), 5.875%, 7/1/15                                                             207,262
                    St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
   3,432,500              Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                     3,912,261
     408,000              Subordinate Series 1998-1B, 8.00%, 4/20/33                                                        407,971
   2,000,000        Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                          (Laurentian Manor Proj.), 5.75%, 5/1/32                                                         2,005,640
   1,035,000        Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                          (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                       1,093,488
   1,385,000        White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                          (FHA insured), 6.10%, 2/1/26                                                                    1,445,123
     770,000        Willmar Hsg. & Redev. Auth. Multifamily Rev. Series 1993 (Highland Apts)
                    (Section 8), 5.85%, 6/1/19                                                                              782,274
                                                                                                                        -----------
                                                                                                                         60,711,917
                                                                                                                        -----------
  LEASE (2.6%)
   1,015,000        Beltrami Co. Hsg. & Redev. Auth. Lease Rev., 6.25%, 2/1/16                                            1,061,893
     585,000        Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)                642,190
     250,000        Goodhue Co. Econ. Dev. Auth. Courts Building Proj. Lease Rev. Series 1997A, 5.75%, 2/1/13               258,410

        See accompanying notes to portfolios of investments on page 41.

SIT MINNESOTA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS - YEAR ENDED MARCH 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
                    Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease Obligations Proj.):
     655,000              6.10%, 2/1/08                                                                                    $698,662
     535,000              6.40%, 2/1/12                                                                                     559,300
     100,000        Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                                     105,107
     400,000        St. Cloud Certificate of Participation Series 1997, 5.90%, 12/1/17                                      405,396
                                                                                                                        -----------
                                                                                                                          3,730,958
                                                                                                                        -----------
  SINGLE FAMILY MORTGAGE (13.9%)
     155,520        Brooklyn Center/Columbia Heights/Moorhead/Robbinsdale Econ. Dev. Auth. Residual Interest
                          Rev. Series 1992B (FNMA backed), 7.15%, 11/1/14                                                   162,493
                    Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
     835,000              Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                                    888,933
     400,000              Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                              421,652
     565,000        Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                          Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                     598,239
     475,000        Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo), 7.10%, 1/1/20         484,262
   2,100,000        Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital Appreciation Bonds,
                          7.00% Effective Yield on Purchase Date, 10/1/12                                                   856,275
     655,000        Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22                    689,486
                    Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
      25,000              Series 1989A (GNMA backed), 7.65%, 12/1/00 (4)                                                     25,891
     900,000              Series 1994 (FNMA backed), 7.25%, 5/1/12 (4)                                                      951,984
                    MN HFA Single Family Mtg. Rev.:
     120,000              Series 1988D, 8.25%, 8/1/20 (4)                                                                   124,493
      15,000              Series 1989B, 7.05%, 1/1/03                                                                        15,627
      50,000              Series 1989B, 7.05%, 7/1/03                                                                        52,090
      45,000              Series 1990A, 7.95%, 7/1/22 (4)                                                                    47,448
     265,000              Series 1990C, 7.70%, 7/1/14                                                                       278,388
     240,000              Series 1991A, 7.05%, 7/1/22 (4)                                                                   251,659
     575,000              Series 1991A, 7.45%, 7/1/22 (4)                                                                   607,948
   1,695,000              Series 1992B-1, 6.75%, 1/1/26 (4)                                                               1,793,378
     995,000              Series 1994F, 6.30%, 7/1/25                                                                     1,061,973
      90,000              Series 1994K, 5.90%, 1/1/07                                                                        93,167
     515,000              Series 1994L, 6.70%, 7/1/20 (4)                                                                   547,507
   2,830,000              Series 1995M, 5.875%, 1/1/17                                                                    2,957,067
     800,000              Series 1996D, 6.00%, 1/1/16                                                                       837,176
     280,000              Series 1997D, 5.85%, 7/1/19, (4)                                                                  290,842
   2,710,000              Series 1997E, 5.90%, 7/1/29 (4)                                                                 2,810,189
     710,000              Series 1997K, 5.75%, 1/1/26 (4)                                                                   728,268
   3,800,000        Moorhead Single Family Mtg. Rev. Refunding Series 1992B Zero Coupon, 7.00% Effective
                          Yield on Purchase Date, 8/1/11                                                                  1,534,706
     615,000        St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995 (FNMA backed),
                          6.125%, 3/1/17                                                                                    642,607

-----------------------------------------------------------------------------------------------------------------------------------
QUANTITY ($)        NAME OF ISSUER                                                                                  MARKET VALUE (1)
-----------------------------------------------------------------------------------------------------------------------------------
     966,042        St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                          Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                               $387,682
                                                                                                                        -----------
                                                                                                                         20,141,430
                                                                                                                        -----------
  OTHER REVENUE BONDS (7.0%)
   1,440,000        Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                          Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                      1,506,902
                    Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
     100,000              Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                             104,062
     170,000              Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                                 183,855
     640,000              Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                              690,291
   1,310,000              Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                             1,442,244
     750,000              Series 1997-2 (Ambassador Press), 6.20%, 6/1/17 (4)                                               796,260
     200,000        Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                         204,154
     300,000        Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B (River City Centre Proj.),
                          (AMBAC insured), 5.45%, 2/1/20                                                                    306,156
   2,835,000        St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                          (Civic Center Proj.), 7.10%, 11/1/23                                                            3,485,122
   1,245,000        St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                                    1,301,087
                                                                                                                        -----------
                                                                                                                         10,020,133
                                                                                                                        -----------
  PUBLIC FACILITIES (1.8%)
     470,000        Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19 (5)                                              470,000
   2,000,000        Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy Savings Proj.), 6.00%, 7/1/08        2,055,260
                                                                                                                        -----------
                                                                                                                          2,525,260
                                                                                                                        -----------

Total municipal bonds (cost: $123,205,748)                                                                              127,712,872
                                                                                                                        -----------

CLOSED-END MUTUAL FUNDS (4.1%) (2)
     321,400        Minnesota Municipal Term Trust 2002                                                                   3,455,050
     203,400        Minnesota Municipal Term Trust II 2003                                                                2,173,837
      12,900        Voyageur Minnesota Municipal Income Fund II                                                             178,988
      10,700        Voyageur Minnesota Municipal Income Fund III                                                            143,113
                                                                                                                        -----------
Total closed-end mutual funds (cost: $5,950,988)                                                                          5,950,988
                                                                                                                        -----------

SHORT-TERM SECURITIES (5.8%) (2)
   1,786,549        Federated Minnesota Municipal Cash Fund, 3.50%                                                        1,786,549
   6,500,000        Southern MN Power Agy. Series B (LOC Credit Suisse), 3.50%, 4/13/98                                   6,500,000
                                                                                                                        -----------
Total short-term securities (cost: $8,286,549)                                                                            8,286,549
                                                                                                                        -----------

Total investments in securities (cost: $137,443,285) (6)                                                               $141,950,409
                                                                                                                       ============

        See accompanying notes to portfolios of investments on page 41.

                 (This page has been left blank intentionally.)

SIT MUTUAL FUNDS
NOTES TO PORTFOLIOS OF INVESTMENTS

(1) Securities are valued by procedures described in note 1 to the financial statements.

(2)   Percentage figures indicate percentage of total net assets.

(3) At March 31, 1998, 33.4% of net assets in the U.S. Government Securities Fund and 11.5% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

(4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 1998, approximately 13.3% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

(5) At March 31, 1998, the total cost of investments purchased on a when-issued basis was $348,710, $25,691,284, and $471,077 for the Bond Fund, Tax-Free Income Fund, and the Minnesota Tax-Free Income Fund, respectively.

(6) At March 31, 1998, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                            U.S.
                                                        MONEY            GOVERNMENT
                                                        MARKET           SECURITIES            BOND
                                                         FUND               FUND               FUND
                                                     -----------        ------------       -----------
Cost for federal income tax purposes                 $50,897,866        $101,561,126       $10,469,126
                                                     ===========        ============       ===========

Unrealized appreciation (depreciation) on
   investments:
      Gross unrealized appreciation                      --               $1,231,491          $144,738
      Gross unrealized depreciation                      --                 (312,860)          (45,182)
                                                     -----------        ------------       -----------

Net unrealized appreciation (depreciation)               --                 $918,631           $99,556
                                                     ===========        ============       ===========

                                                                         MINNESOTA
                                                      TAX-FREE            TAX-FREE
                                                       INCOME              INCOME
                                                        FUND                FUND
                                                    ------------        ------------

Cost for federal income tax purposes                $518,894,325        $137,446,118
                                                    ============        ============

Unrealized appreciation (depreciation) on
   investments:
      Gross unrealized appreciation                  $20,646,837          $4,648,814
      Gross unrealized depreciation                     (684,876)           (143,723)
                                                    ------------        ------------

Net unrealized appreciation (depreciation)           $19,961,961          $4,504,291
                                                    ============        ============

SIT MUTUAL FUNDS
STATEMENTS OF ASSETS & LIABILITIES - MARCH 31, 1998

                                                              U.S.                                               MINNESOTA
                                          MONEY            GOVERNMENT                         TAX-FREE            TAX-FREE
                                         MARKET            SECURITIES          BOND            INCOME             INCOME
                                          FUND               FUND              FUND             FUND               FUND
                                     ---------------   ---------------   ---------------   ---------------   ---------------
ASSETS
Investments in securities, at
   identified cost ...............   $    50,897,866   $   101,561,126   $    10,452,751   $   518,894,325   $   137,443,285
                                     ===============   ===============   ===============   ===============   ===============
Investments in securities, at
   market value - see accompanying
   schedules for detail ..........   $    50,897,866   $   102,479,757   $    10,568,682   $   538,856,286   $   141,950,409
Cash in bank on demand
   deposit .......................             1,007              --                --                --                --
Accrued interest receivable ......              --             717,929            83,754         7,270,924         2,308,698
Receivable for principal
   paydowns ......................              --              15,210            37,542              --                --
Receivable for investment
   securities sold ...............              --                --             373,758              --                --
Other receivables ................              --                --                 258            11,876             1,552
Receivable for Fund shares
   sold ..........................           375,351           935,883             5,360         1,509,718           285,432
                                     ---------------   ---------------   ---------------   ---------------   ---------------
              Total assets .......        51,274,224       104,148,779        11,069,354       547,648,804       144,546,091
                                     ---------------   ---------------   ---------------   ---------------   ---------------

LIABILITIES
Disbursements in excess of
   cash balances .................              --              33,292             1,987           120,865            32,897
Payable for investment securities
   purchased - when issued (note 1)             --                --             348,710        25,691,284           471,077
Payable for investment securities
   purchased .....................              --                --                --                --             149,030
Payable for Fund shares
   redeemed ......................         8,122,873           109,185               646         1,431,620            64,565
Cash portion of dividends
   payable to shareholders .......            20,991            64,618             4,589           502,595           103,129
Other payables ...................               307             4,791              --                 317              --
Accrued investment management
   and advisory services fee .....            19,279            68,677             7,171           323,470            91,723
                                     ---------------   ---------------   ---------------   ---------------   ---------------
              Total liabilities ..         8,163,450           280,563           363,103        28,070,151           912,421
                                     ---------------   ---------------   ---------------   ---------------   ---------------
Net assets applicable to
   outstanding capital stock .....   $    43,110,774   $   103,868,216   $    10,706,251   $   519,578,653   $   143,633,670
                                     ===============   ===============   ===============   ===============   ===============
Capital stock
   Par ...........................   $         0.001   $          0.01   $         0.001   $         0.001   $         0.001
   Authorized shares .............    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000    10,000,000,000
   Outstanding shares ............        43,113,793         9,767,850         1,067,125        49,932,471        13,697,612
                                     ===============   ===============   ===============   ===============   ===============
Net asset value per share of
  outstanding capital stock ......   $          1.00   $         10.63   $         10.03   $         10.41   $         10.49
                                     ===============   ===============   ===============   ===============   ===============

         See accompanying notes to financial statements on pages 46-54.

SIT MUTUAL FUNDS
STATEMENTS OF OPERATIONS - YEAR ENDED MARCH 31, 1998

                                                                    U.S.                         MINNESOTA
                                                    MONEY        GOVERNMENT                      TAX-FREE        TAX-FREE
                                                   MARKET        SECURITIES         BOND          INCOME          INCOME
                                                    FUND            FUND            FUND           FUND            FUND
                                               ------------    ------------    ------------   ------------    ------------
INVESTMENT INCOME:
   INCOME:
       Interest ............................   $  1,853,440    $  5,879,659    $    558,923   $ 25,474,441    $  7,091,886
                                               ------------    ------------    ------------   ------------    ------------
               Total income ................      1,853,440       5,879,659         558,923     25,474,441       7,091,886
                                               ------------    ------------    ------------   ------------    ------------
   EXPENSES (NOTE 3):
       Investment management and
           advisory services fee ...........        263,629         797,954          62,780      3,365,321         926,184
           Less fees and expenses absorbed
               by investment adviser .......        (98,857)       (100,000)           --         (171,504)           --
                                               ------------    ------------    ------------   ------------    ------------
           Total net expenses ..............        164,772         697,954          62,780      3,193,817         926,184
                                               ------------    ------------    ------------   ------------    ------------
           Net investment income ...........      1,688,668       5,181,705         496,143     22,280,624       6,165,702
                                               ------------    ------------    ------------   ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
       Net realized gain (loss) (note 2) ...           --           751,953          49,321      5,643,332         378,832
       Net change in unrealized appreciation
           or depreciation on investments ..           --         1,908,463         229,412     13,506,608       3,309,650
                                               ------------    ------------    ------------   ------------    ------------
       Net gain (loss) on investments ......           --         2,660,416         278,733     19,149,940       3,688,482
                                               ------------    ------------    ------------   ------------    ------------
Net increase in net assets resulting from
       operations ..........................   $  1,688,668    $  7,842,121    $    774,876   $ 41,430,564    $  9,854,184
                                               ============    ============    ============   ============    ============


         See accompanying notes to financial statements on pages 46-54.

SIT MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                              MONEY MARKET                   U.S. GOVERNMENT
                                                                  FUND                       SECURITIES FUND
                                                    ----------------------------    -----------------------------
                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                       MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,
                                                         1998            1997            1998           1997
                                                    -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ............................  $   1,688,668   $   1,279,586   $   5,181,705   $   3,649,108
    Net realized gain (loss) on investments ......           --              --           751,953        (354,419)
    Net change in unrealized appreciation
       (depreciation) of investments .............           --              --         1,908,463        (903,875)
                                                    -------------   -------------   -------------   -------------

    Net increase in net assets resulting from
       operations ................................      1,688,668       1,279,586       7,842,121       2,390,814
                                                    -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ........................     (1,688,687)     (1,279,586)     (5,181,705)     (3,649,108)
    Net realized gains on investments ............           --              --              --              --
                                                    -------------   -------------   -------------   -------------
       Total distributions .......................     (1,688,687)     (1,279,586)     (5,181,705)     (3,649,108)
                                                    -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold ....................    421,731,957     248,117,061      54,323,377      37,499,822
    Reinvested distributions .....................      1,490,762       1,094,430       4,543,928       3,183,829
    Payments for shares redeemed .................   (412,780,024)   (237,803,699)    (31,053,376)    (18,481,485)
                                                    -------------   -------------   -------------   -------------

       Increase (decrease) in net assets from
          capital share transactions .............     10,442,695      11,407,792      27,813,929      22,202,166
                                                    -------------   -------------   -------------   -------------

          Total increase (decrease) in net assets      10,442,676      11,407,792      30,474,345      20,943,872
NET ASSETS
    Beginning of period ..........................     32,668,098      21,260,306      73,393,871      52,449,999
                                                    -------------   -------------   -------------   -------------
    End of period ................................  $  43,110,774   $  32,668,098   $ 103,868,216   $  73,393,871
                                                    =============   =============   =============   =============
NET ASSETS CONSIST OF:
    Capital (par value and paid-in surplus) ......  $  43,110,774   $  32,668,098   $ 102,717,092   $  74,903,163
    Undistributed (distributions in excess of) net
       investment income .........................           --              --              --              --
    Accumulated net realized gain (loss) from
       security transactions .....................           --              --           232,493        (519,460)
    Unrealized appreciation (depreciation)
       on investments ............................           --              --           918,631        (989,832)
                                                    -------------   -------------   -------------   -------------
                                                    $  43,110,774   $  32,668,098   $ 103,868,216   $  73,393,871
                                                    =============   =============   =============   =============

CAPITAL TRANSACTIONS IN SHARES:
    Sold .........................................    421,731,641     248,117,061       5,135,153       3,598,212
    Reinvested distributions .....................      1,490,762       1,094,430         429,944         306,370
    Redeemed .....................................   (412,779,708)   (237,803,699)     (2,935,530)     (1,777,514)
                                                    -------------   -------------   -------------   -------------

Net increase (decrease) ..........................     10,442,695      11,407,792       2,629,567       2,127,068
                                                    =============   =============   =============   =============

            BOND                          TAX-FREE                    MINNESOTA TAX-FREE
            FUND                         INCOME FUND                     INCOME FUND
-----------------------------   -----------------------------   -----------------------------
  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED       YEAR ENDED
   MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,        MARCH 31,
    1998             1997            1998            1997           1998             1997
-------------   -------------   -------------   -------------   -------------   -------------

$     496,143   $     356,091   $  22,280,624   $  16,668,893   $   6,165,702   $   4,095,554
       49,321         (26,666)      5,643,332       1,239,489         378,832         (54,294)

      229,412         (64,569)     13,506,608       1,148,455       3,309,650         225,585
-------------   -------------   -------------   -------------   -------------   -------------


      774,876         264,856      41,430,564      19,056,837       9,854,184       4,266,845
-------------   -------------   -------------   -------------   -------------   -------------

     (496,143)       (356,091)    (22,265,772)    (16,676,319)     (6,147,546)     (4,095,554)
      (15,500)        (38,869)     (2,923,000)           --              --              --
-------------   -------------   -------------   -------------   -------------   -------------
     (511,643)       (394,960)    (25,188,772)    (16,676,319)     (6,147,546)     (4,095,554)
-------------   -------------   -------------   -------------   -------------   -------------

    5,732,530       1,935,754     289,918,088     155,421,758      95,953,859      53,475,364
      444,858         327,137      19,434,042      12,524,280       5,000,624       3,198,228
   (2,137,832)       (951,712)   (148,555,475)   (107,554,950)    (55,003,355)    (25,849,251)
-------------   -------------   -------------   -------------   -------------   -------------


    4,039,556       1,311,179     160,796,655      60,391,088      45,951,128      30,824,341
-------------   -------------   -------------   -------------   -------------   -------------

    4,302,789       1,181,075     177,038,447      62,771,606      49,657,766      30,995,632

    6,403,462       5,222,387     342,540,206     279,768,600      93,975,904      62,980,272
-------------   -------------   -------------   -------------   -------------   -------------
$  10,706,251   $   6,403,462   $ 519,578,653   $ 342,540,206   $ 143,633,670   $  93,975,904
=============   =============   =============   =============   =============   =============

$  10,605,635   $   6,566,079   $ 498,119,977   $ 337,323,322   $ 139,209,693   $  93,258,565

         --              --             7,426          (7,426)          9,078          (9,078)

      (15,315)        (49,136)      1,489,289      (1,231,043)        (92,225)       (471,057)

      115,931        (113,481)     19,961,961       6,455,353       4,507,124       1,197,474
-------------   -------------   -------------   -------------   -------------   -------------
$  10,706,251   $   6,403,462   $ 519,578,653   $ 342,540,206   $ 143,633,670   $  93,975,904
=============   =============   =============   =============   =============   =============


      571,626         198,683      28,152,545      15,592,536       9,257,296       5,256,072
       44,515          33,549       1,884,655       1,256,626         481,164         314,798
     (214,721)        (97,629)    (14,443,246)    (10,828,540)     (5,306,337)     (2,547,449)
-------------   -------------   -------------   -------------   -------------   -------------

      401,420         134,603      15,593,954       6,020,622       4,432,123       3,023,421
=============   =============   =============   =============   =============   =============

See accompanying notes to financial statements on pages 46-54.

SIT MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:


                  FUND                          INVESTMENT OBJECTIVE
                  ----                          --------------------
      Money Market                  Maximum current income with the preservation
                                    of capital and maintenance of liquidity.

      U.S. Government Securities    High current income and safety of principal.

      Bond Maximize total return, consistent with the preservation of capital.

      Tax-Free Income               High level of current income that is exempt
                                    from federal income tax, consistent with the preservation of capital.

      Minnesota Tax-Free Income     High level of current income that is exempt
                                    from federal regular income tax and
                                    Minnesota regular personal income tax,
                                    consistent with the preservation of capital.


      Significant accounting policies followed by the Funds are summarized below:

      INVESTMENTS IN SECURITIES

      Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Such fair values are determined using prices quoted by independent brokers or pricing services. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

      Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

      Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of March 31, 1998, the Minnesota Tax-Free Income, Tax-Free Income, and Bond Funds had entered into when-issued or forward commitments of $471,077, $25,691,284, and $348,710, respectively.

      The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

      FEDERAL TAXES

      The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

      Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

      For federal income tax purposes the Minnesota Tax-Free Income Fund has a capital loss carryover of $89,392 at March 31, 1998, which, if not offset by subsequent capital gains, will begin to expire in 2003. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

      DISTRIBUTIONS

      Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.

(2)   INVESTMENT SECURITY TRANSACTIONS

      Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 1998, were as follows:

                                           Purchases ($)     Proceeds ($)
                                           -------------     ------------

      U.S. Government Securities Fund        71,958,220       43,074,603
      Bond Fund                               9,983,592        5,793,637
      Tax-Free Income Fund                  229,699,693       85,602,790
      Minnesota Tax-Free Income Fund         60,153,172       19,399,064

      For Money Market Fund during the year ended March 31, 1998, purchases of and proceeds from sales and maturities of investment securities aggregated $1,070,486,112 and $1,053,140,850 respectively.

(3)   EXPENSES

      INVESTMENT ADVISER

      The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds' assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                       Average
                                                        Daily
                                                     Net Assets
                                                     ----------

      Bond Fund                                         .80%
      Tax-Free Income Fund                              .80%
      Minnesota Tax-Free Income Fund                    .80%


                                              First                Over
                                           $50 Million          $50 Million
                                           -----------          -----------

      Money Market Fund                        .80%                .60%
      U.S. Government Securities Fund         1.00%                .80%


      For the period April 1, 1995, through December 31, 1998, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      For the period April 1, 1995, through December 31, 1998, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and .50%, respectively, of the Fund's average daily net assets. After December 31, 1998, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

      TRANSACTIONS WITH AFFILIATES

      The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 1998:

                                                                    % Shares
                                                        Shares     Outstanding
                                                        ------     -----------

                               Money Market Fund      8,101,909       18.79
                 U.S. Government Securities Fund        534,423        5.47
                                       Bond Fund         55,372        5.19
                            Tax-Free Income Fund      1,590,824        3.19
                  Minnesota Tax-Free Income Fund        481,803        3.52


(4)   FINANCIAL HIGHLIGHTS

      Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

As of November 1, 1993, the Fund's name was changed to Sit Money Market Fund, Inc. from Sit Investment Reserve Fund, Inc. Effective on this date, the Fund's primary investment policy was amended to comply with Rule 2a-7 of the Investment Company Act of 1940 governing money market funds. The Fund's investment objective, however, remains the achievement of maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Per share amounts prior to November 1, 1993 have been restated to reflect the
9.98 to 1 stock split.

                                                                   MONEY MARKET FUND                      INVESTMENT RESERVE FUND
                                              ----------------------------------------------------------- -----------------------
                                                                                             Period From   Period From
                                                                                              November 1,    July 1,
                                                            Years Ended March 31,              1993 to      1993 to   Year Ended
                                              ---------------------------------------------    March 31,   October 31,  June 30,
                                                1998         1997         1996        1995       1994         1993        1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                         $  1.00      $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                          0.05         0.05         0.05        0.04        0.01        0.01        0.03
--------------------------------------------------------------------------------------------------------------------------------
Total from operations                            0.05         0.05         0.05        0.04        0.01        0.01        0.03
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                    (0.05)       (0.05)       (0.05)      (0.04)      (0.01)      (0.01)      (0.03)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                               $  1.00      $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                      5.29%        5.04%        5.44%       4.57%       1.14%       0.92%       3.02%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of  period (000's omitted)  $43,111      $32,668      $21,260     $29,822     $17,864     $12,626     $10,869

RATIOS:
  Expenses to average daily net assets           0.50%(3)     0.50%(3)     0.50%(3)    0.50%(3)    0.50%(3)    0.72%(3)    0.80%(2)
  Net investment income to average daily
    net assets                                   5.12%(3)     4.93%(3)     5.35%(3)    4.63%(3)    2.76%(3)    2.67%(3)    2.98%(2)

-----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.00% of average daily net assets for the first $30 million of Fund net assets. Subsequent to January 1, 1993 total Fund expenses are contractually limited to .80% of the first $50 million of Fund net assets. However, during the year ended June 30, 1993 the investment adviser voluntarily absorbed $16,480 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to daily net assets would have been 0.91% and the ratio of net investment income to average daily net assets would have been 2.87% .

(3) Percentages for the period ended March 31, 1994 and October 31, 1993 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended March 31, 1998, 1997, 1996, 1995 and 1994, and October 31, 1993 the investment adviser voluntarily absorbed $98,857, $78,042,$66,862, $63,828, $17,565, and $3,224,
      respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.82%, 4.63%, 5.05%, 4.33%, 2.46%, and 2.59%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

                                                                                                        Nine Months
                                                                   Years Ended March 31,                    Ended      Year Ended
                                                  --------------------------------------------------      March 31,      June 30,
                                                    1998          1997           1996         1995          1994          1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                             $  10.28      $  10.47      $  10.28      $  10.50      $  10.73      $  10.81
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                .63           .65           .70           .67           .47           .71
  Net realized and unrealized gains
    (losses) on investments                            .35          (.19)          .19          (.22)         (.18)          .07
--------------------------------------------------------------------------------------------------------------------------------
  Total from operations                                .98           .46           .89           .45           .29           .78
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                          (.63)         (.65)         (.70)         (.67)         (.47)         (.71)
  From realized gains                                 --            --            --            --            (.05)         (.15)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (.63)         (.65)         (.70)         (.67)         (.52)         (.86)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                   $  10.63      $  10.28      $  10.47      $  10.28      $  10.50      $  10.73
--------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                           9.70%         4.55%         8.87%         4.47%         2.70%         7.50%
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)       $103,868      $ 73,394      $ 52,450      $ 37,454      $ 38,683      $ 31,538


RATIOS:
  Expenses to average daily net assets                0.80%(3)      0.80%(3)      0.80%(3)      0.80%(3)      0.86%(3)      0.89%(2)
  Net investment income to average daily net assets   5.93%(3)      6.30%(3)      6.72%(3)      6.48%(3)      5.79%(3)      6.60%(2)
Portfolio turnover rate (excluding
  short-term securities)                             50.67%        85.21%        51.37%        38.51%        73.87%        76.66%

----------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Prior to January 1, 1993, total Fund expenses were contractually limited to 1.25% of average daily net assets for the first $30 million of Fund net assets and 1.00% of average daily net assets exceeding $30 million of Fund net assets. However, during the year ended June 30, 1993 the investment adviser voluntarily absorbed an additional $72,628 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been 1.11% and the ratio of net investment income to average daily net assets would have been 6.38%.

(3) Percentages for the period ended March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million However, during the periods ended March 31, 1998, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $100,000, $99,999, $88,625, $73,460 and $39,324 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .91% and .97% for the periods ended March 31, 1998, and 1997, respectively and 1.00% for the periods ended March 31, 1996, 1995, and 1994 and the ratio of net investment income to average daily net assets would have been 5.82%, 6.13%, 6.52%, 6.28%, and 5.65%, respectively.

SIT BOND FUND
FINANCIAL HIGHLIGHTS

                                                                                                         Period from
                                                                                                         December 1,
                                                                       Years Ended March 31,             1993 (1) to
                                                           --------------------------------------------    March 31,
                                                              1998        1997        1996        1995       1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                                      $   9.62    $   9.83    $   9.48    $   9.69    $  10.00
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .63         .64         .64         .62         .19
  Net realized and unrealized
    gains (losses) on investments                               .43        (.14)        .35        (.21)       (.31)
--------------------------------------------------------------------------------------------------------------------
Total from operations                                          1.06         .50         .99         .41        (.12)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.63)       (.64)       (.64)       (.62)       (.19)
  From realized gains                                          (.02)       (.07)       --          --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.65)       (.71)       (.64)       (.62)       (.19)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $  10.03    $   9.62    $   9.83    $   9.48    $   9.69
--------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                   11.22%       5.21%      10.57%       4.51%      (1.22%)
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $ 10,706    $  6,403    $  5,222    $  3,533    $  3,403


RATIOS:
  Expenses to average daily net assets                         0.80%       0.80%       0.80%       0.80%       0.80%(3)
  Net investment income to average daily net assets            6.31%       6.52%       6.49%       6.63%       6.24%(3)
Portfolio turnover rate (excluding short-term securities)     76.15%     128.06%     159.45%      41.25%      43.49%

---------------

(1)   Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)   Adjusted to an annual rate.

SIT TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                                            Nine Months
                                                                       Years Ended March 31,                   Ended      Year Ended
                                                         -----------------------------------------------      March 31,     June 30,
                                                           1998          1997        1996          1995         1994         1993
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                                    $   9.98     $   9.88     $   9.70     $   9.63      $  10.02     $   9.74
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                       .54          .56          .56          .56           .43          .60
  Net realized and unrealized gains
   (losses) on investments                                    .50          .10          .18          .09          (.30)         .32
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        1.04          .66          .74          .65           .13          .92
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                 (.54)        (.56)        (.56)        (.56)         (.43)        (.60)
  From realized gains                                        (.07)        --           --           (.02)         (.09)        (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.61)        (.56)        (.56)        (.58)         (.52)        (.64)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                          $  10.41     $   9.98     $   9.88     $   9.70      $   9.63     $  10.02
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 10.69%        6.82%        7.73%        7.00%         1.19%        9.81%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)              $519,579     $342,540     $279,769     $255,157      $324,691     $338,977


RATIOS:
  Expenses to average daily net assets                       0.76%(2)     0.79%(2)     0.80%(2)     0.79%(2)      0.77%(2)     0.80%
  Net investment income to average daily net assets          5.29%(2)     5.63%(2)     5.65%(2)     5.84%(2)      5.68%(2)     6.17%
Portfolio turnover rate (excluding short-term securities)   21.40%       25.34%       25.50%       13.13%        47.56%       58.29%

---------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended March 31, 1994, are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended March 31, 1998, 1997, 1996, 1995 and 1994, the investment adviser voluntarily absorbed $171,504, $46,819, $15,540, $24,991 and $77,029 in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for the periods ended March 31, 1998, 1997, 1996, 1995 and 1994, and the ratio of net investment income to average daily net assets would have been 5.25%, 5.62%, 5.65%, 5.83% and 5.65%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                                          Period from
                                                                                                          December 1,
                                                                        Years Ended March 31,             1993 (1) to
                                                           --------------------------------------------    March 31,
                                                             1998         1997       1996        1995        1994
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  Beginning of period                                      $  10.14    $  10.09    $   9.96    $   9.79    $  10.00
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         .55         .57         .57         .56         .17
  Net realized and unrealized gains
    (losses) on investments                                     .35         .05         .13         .17        (.21)
--------------------------------------------------------------------------------------------------------------------
Total from operations                                           .90         .62         .70         .73        (.04)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                   (.55)       (.57)       (.57)       (.56)       (.17)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
  End of period                                            $  10.49    $  10.14    $  10.09    $   9.96    $   9.79
--------------------------------------------------------------------------------------------------------------------
Total investment return (2)                                    9.07%       6.26%       7.12%       7.68%      (0.80%)
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $143,634    $ 93,976    $ 62,980    $ 43,881    $ 18,105


RATIOS:
  Expenses to average daily net assets                         0.80%       0.80%       0.80%       0.80%       0.80(3)
  Net investment income to average daily net assets            5.32%       5.56%       5.62%       5.72%       5.23(3)
Portfolio turnover rate (excluding short-term securities)     17.58%      17.16%      15.85%      34.20%      12.23%

----------------

(1)   Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(3)   Adjusted to an annual rate.

SIT MUTUAL FUNDS
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
SIT Money Market Fund, Inc.
SIT U.S. Government Securities Fund, Inc.
SIT Mutual Funds II, Inc.:

      We have audited the accompanying statements of assets and liabilities, including the schedules of portfolios of investments, of Sit Money Market Fund, Inc., Sit U.S. Government Securities Fund, Inc., Sit Bond Fund (a series of Sit Mutual Funds II, Inc.), Sit Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), and Sit Minnesota Tax-Free Income Fund (a series of Sit Mutual Funds II, Inc.), as of March 31, 1998; the related statements of operations for the year then ended; the statements of changes in net assets for each of the years in the two-year period then ended; and the financial highlights as presented in note 4 to the financial statements. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit Money Market Fund, Sit U.S. Government Securities Fund, Sit Bond Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 1998 and the results of their operations, the changes in their net assets, and their financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




                                         KPMG Peat Marwick LLP

Minneapolis, Minnesota
May 8, 1998

SIT MUTUAL FUNDS
RESULTS OF THE SHAREHOLDER MEETING

The annual meeting of the shareholders of the Funds was held on October 21, 1997. Directors elected by the shareholders at the meeting were as follows:
Eugene C. Sit, Peter L. Mitchelson, William E. Frenzel, John E. Hulse, Sidney L. Jones, and Donald W. Phillips for all Funds and Michael C. Brilley for the Sit Bond Funds only.

The matters voted on by the shareholders of record as of August 25, 1997 and the results of the shareholders' vote at the October 21, 1997 meeting were as follows:


1.          Election of Directors:
                                                               For     Withheld
                                                               ---     --------
            Eugene C. Sit
                        U.S. Government Securities       4,410,088       14,065
                        Money Market                    17,579,022       97,609
                        Tax-Free Income                 22,310,717       40,911
                        MN Tax-Free Income               6,647,332       25,079
                        Bond                               603,932          467

            William E. Frenzel
                        U.S. Government Securities       4,398,224       25,930
                        Money Market                    17,548,676      127,955
                        Tax-Free Income                 22,291,462       60,166
                        MN Tax-Free Income               6,560,887      111,523
                        Bond                               603,932          467

            John E. Hulse
                        U.S. Government Securities       4,393,493       30,661
                        Money Market                    17,538,508      138,123
                        Tax-Free Income                 22,247,578      104,050
                        MN Tax-Free Income               6,620,430       51,981
                        Bond                               603,932          467

            Sidney L. Jones
                        U.S. Government Securities       4,409,264       14,889
                        Money Market                    17,552,892      123,739
                        Tax-Free Income                 22,304,594       47,034
                        MN Tax-Free Income               6,622,814       49,597
                        Bond                               603,932          467

            Peter L. Mitchelson
                        U.S. Government Securities       4,405,525       18,629
                        Money Market                    17,579,022       97,609
                        Tax-Free Income                 22,306,617       45,011
                        MN Tax-Free Income               6,647,332       25,079
                        Bond                               603,932          467

            Donald W. Phillips
                        U.S. Government Securities       4,397,307       26,846
                        Money Market                    17,549,986      126,645
                        Tax-Free Income                 22,262,176       89,452
                        MN Tax-Free Income               6,620,517       51,893
                        Bond                               603,932          467

                                                               For     Withheld
                                                               ---     --------
            Michael C. Brilley
                        U.S. Government Securities       4,405,645       18,508
                        Money Market                    17,579,022       97,609
                        Tax-Free Income                 22,290,768       60,860
                        MN Tax-Free Income               6,647,332       25,079
                        Bond                               603,932          467


2.          Ratification of KPMG Peat Marwick as independent auditors for the
            Funds:

                                               For      Against       Abstain
                                               ---      -------       -------
            U.S. Government Securities   4,369,893       14,438        39,822
            Money Market                17,455,744       15,236       205,651
            Tax-Free Income             22,118,834       46,020       186,773
            MN Tax-Free Income           6,616,270       18,130        38,010
            Bond                           603,932          467           000

3. Amendment of each Fund's fundamental investment policy to eliminate restrictions on each Fund's ability to pledge Fund assets and allow each Fund to temporarily borrow money for emergency or extraordinary purposes:

                                               For      Against       Abstain
                                               ---      -------       -------
            U.S. Government Securities   3,305,013      487,552       153,536
            Money Market                14,416,383    3,080,849       179,399
            Tax-Free Income             18,077,417    1,702,160       978,938
            MN Tax-Free Income           5,865,391      573,853       106,342
            Bond                           584,734        1,055         6,317

SIT MUTUAL FUNDS
FEDERAL INCOME TAX INFORMATION

We are required by Federal tax regulations to provide shareholders with certain information regarding dividend distributions on an annual fiscal year basis. The figures are for informational purposes only and should not be used for reporting to federal or state revenue agencies. All necessary tax information will be mailed in January each year.

                                                   LONG-TERM                                                             LONG-TERM
                                  ORDINARY         CAPITAL                                               ORDINARY        CAPITAL
FUND AND PAYABLE DATE             INCOME (a)       GAIN              FUND AND PAYABLE DATE               INCOME (a)      GAIN
Money Market Fund                                                    U.S. Government Securities Fund
  April 30, 1997                  $0.00416          ----               April 30, 1997                    $0.05231         ----
  May 30, 1997                     0.00428          ----               May 30, 1997                       0.05298         ----
  June 30, 1997                    0.00447          ----               June 30, 1997                      0.05131         ----
  July 31, 1997                    0.00434          ----               July 31, 1997                      0.05298         ----
  August 29, 1997                  0.00405          ----               August 29, 1997                    0.04853         ----
  September 30, 1997               0.00456          ----               September 30, 1997                 0.05478         ----
  October 31, 1997                 0.00429          ----               October 31, 1997                   0.05212         ----
  November 28, 1997                0.00397          ----               November 28, 1997                  0.04682         ----
  December 31, 1997                0.00483          ----               December 31, 1997                  0.05644         ----
  January 30, 1998                 0.00438          ----               January 30, 1998                   0.05030         ----
  February 27, 1998                0.00387          ----               February 27, 1998                  0.05392         ----
  March 31, 1998                   0.00442          ----               March 31, 1998                     0.05325         ----
                                  --------         --------                                              --------       --------
                                  $0.05162(c)      $0.00000                                              $0.62573(c)    $0.00000

Bond Fund                                                            Tax-Free Income Fund
  April 30, 1997                  $0.05250           ----              April 30, 1997                    $0.04653          ----
  May 30, 1997                     0.05575          ----               May 30, 1997                       0.04641         ----
  June 30, 1997                    0.05501          ----               June 30, 1997                      0.04686         ----
  July 31, 1997                    0.05196          ----               July 31, 1997                      0.04647         ----
  August 29, 1997                  0.04840          ----               August 29, 1997                    0.04300         ----
  September 30, 1997               0.05394          ----               September 30, 1997                 0.04726         ----
  October 31, 1997                 0.05198          ----               October 31, 1997                   0.04602         ----
  November 28, 1997                0.04830          ----               November 28, 1997                  0.04224         ----
  December 15, 1997                0.01218         $0.0058(b)          December 15, 1997                  0.00000       $0.06793(e)
  December 31, 1997                0.06222          ----               December 31, 1997                  0.04970         ----
  January 30, 1998                 0.04543          ----               January 30, 1998                   0.04391         ----
  February 27, 1998                0.04989          ----               February 27, 1998                  0.04079         ----
  March 31, 1998                   0.05297          ----               March 31, 1998                     0.04563         ----
                                  --------         -------                                               --------       --------
                                  $0.64052(c)      $0.0058                                               $0.54482(d)    $0.06793

Minnesota Tax-Free Income Fund
  April 30, 1997                  $0.04654          ----
  May30, 1997                      0.04646          ----
  June 30, 1997                    0.04593          ----
  July 31, 1997                    0.04760          ----
  August 29, 1997                  0.04393          ----
  September 30, 1997               0.04793          ----
  October 31, 1997                 0.04584          ----
  November 28, 1997                0.04186          ----
  December 31, 1997                0.05091          ----
  January 30, 1998                 0.04388          ----
  February 27, 1998                0.04209          ----
  March 31, 1998                   0.04765          ----
                                  --------         -------
                                  $0.55062(d)     $0.00000

(a) Includes distributions of short-term gains, if any, which are taxable as ordinary income.
(b)   Taxable as long-term gain (28%).
(c) Taxable as dividend income and does not qualify for deduction by corporations.
(d) 100% of dividends were derived from interest on tax-exempt securities. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders' gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.
(e) $.062469 taxable as mid-term gain (20%) and $.005456 taxable as long-term gain (28%).

[LOGO] SIT(SM) MUTUAL FUNDS
               THE INVESTMENT IS MUTUAL.(SM)


Directors:
                         Eugene C. Sit, CFA
                         Peter L. Mitchelson, CFA
                         Michael C. Brilley
                         John E. Hulse
                         Sidney L. Jones
                         Donald W. Phillips
                         William E. Frenzel

Director Emeritus:
                         Melvin C. Bahle

Officers:
                         Eugene C. Sit, CFA             Chairman
                         Peter L. Mitchelson, CFA       Vice Chairman
                         Michael C. Brilley             Senior Vice President
                         Mary K. Stern, CFA             President
                         Debra A. Sit, CFA              Vice President -
                                                          Investments, Assistant
                                                          Treasurer
                         Bryce A. Doty, CFA             Vice President -
                                                          Investments (1)
                         Paul J. Jungquist, CFA         Vice President -
                                                          Investments (2)
                         Paul E. Rasmussen              Vice President &
                                                          Treasurer
                         Michael P. Eckert              Vice President - Group
                                                          Manager
                         Michael J. Radmer              Secretary
                         Carla J. Rose                  Assistant Secretary



(1)  Bond and U.S. Government Securities Funds only.

(2)  Money Market Fund only.